AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 23, 2002

                                         SECURITIES ACT FILE NO. 333-88788
                                 INVESTMENT COMPANY ACT FILE NO. 811-21102
=========================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                                    FORM N-2

                              REGISTRATION STATEMENT UNDER
                               THE SECURITIES ACT OF 1933             [X]
                              PRE-EFFECTIVE AMENDMENT NO. 3           [X]
                             POST-EFFECTIVE AMENDMENT NO. __          [ ]
                                         AND/OR
                              REGISTRATION STATEMENT UNDER
                           THE INVESTMENT COMPANY ACT OF 1940         [X]
                                     AMENDMENT NO. 3                  [X]
                            (Check Appropriate Box or Boxes)
                                    ----------------


                THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
               (Exact Name of Registrant As Specified in Charter )

                   ONE LIBERTY PLAZA, 165 BROADWAY, 36th FLOOR
                             NEW YORK, NY 10006-1404
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: 1(800) Hyperion
                                ----------------
                           CLIFFORD E. LAI, PRESIDENT
                THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
                   ONE LIBERTY PLAZA, 165 BROADWAY, 36th FLOOR
                             NEW YORK, NY 10006-1404
                     (Name and Address of Agent for Service)
                                ----------------
                                 With copies to:

DAVID C. MAHAFFEY                                THOMAS A. DECAPO
SULLIVAN & WORCESTER LLP               SKADDEN, ARPS, SLATE, MEAGHER, & FLOM LLP
1666 K STREET, N.W.                                   ONE BEACON STREET
WASHINGTON, D.C.  20006                        BOSTON, MA  02108
                                                  ----------------


                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after the effective date of this Registration Statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

         This form is filed to register additional securities for an offering pursuant to Rule 486(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the offering is [ ]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

========================================================================


                                                                  PROPOSED                    PROPOSED
                                       PROPOSED            MAXIMUM OFFERING PRICE              MAXIMUM             AMOUNT OF
        TITLE OF SECURITIES          AMOUNT BEING              PER SHARE (*)                  AGGREGATE          REGISTRATION
         BEING REGISTERED             REGISTERED                                         OFFERING PRICE (*)           FEE
Common Shares, $.01 Par Value
          .............               9,200,000 shares            $15.00                   $138,000,000             $12,696**


========================================================================

(*) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457.

(**) $5,520 previously paid.

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

         Information to be included in Part B is set forth in Part B to this Registration Statement.

         Information to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

        The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS
                                ____________ Shares

                                 [HYPERION LOGO]

                The Hyperion Strategic Mortgage Income Fund, Inc.
                                $15.00 per share

                                 --------------

     Investment Objectives. The Hyperion Strategic Mortgage Income Fund, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company.

    o The Fund's primary investment objective is to provide a high level of current income by investing primarily in Mortgage-Backed Securities ("MBS") that, in the opinion of the Fund's adviser, offer an attractive combination of credit quality, yield and maturity.

    o  The  Fund's  secondary   investment   objective  is  to  provide  capital
appreciation.

    Portfolio Contents.  Under normal market conditions, the Fund:

     o will invest at least 80% of its total assets in MBS, securities backed by interests in real estate,

     o may invest up to 20% of its total assets in U.S. government securities, or cash or other short-term instruments, and

     o may invest up to 10% of its total assets in asset-backed securities ("ABS") that are secured by pools of assets that may not represent interests in real estate.

    The Fund will not invest in corporate bonds, other than those primarily secured by interests in real estate. The Fund will not invest in interest-only, principal-only or inverse floating rate securities. See "Investment Restrictions--Prohibited Investments" for more information.

                                                 (continued on following page)

                                 ---------------

                                                     Per Share  Total
             Price to Public....................      $ 15.00    $__
             Sales Load.........................      $  0.75    $__
             Proceeds, before expenses, to the        $ 14.25    $__
             Fund*..............................
----------

* Before deduction of expenses for issuance and distribution to be incurred by the Fund, estimated to be $522,520. Any offering expenses over $0.03 per Common Share will be paid by the Adviser. The underwriters expect to deliver Common Shares to purchasers on or about July 26, 2002.

                                 ---------------

           Raymond James               A.G. Edwards & Sons, Inc.

           Advest, Inc.                H&R Block Financial Advisors, Inc.
           Charles Schwab & Co., Inc.  Fahnestock & Co. Inc.
           Ferris, Baker Watts         J.J.B. Hilliard, W.L. Lyons, Inc.
              Incorporated
           Janney Montgomery Scott     Legg Mason Wood Walker
               LLC                       Incorporated
          McDonald Investments Inc.    Ryan, Beck & Co.
                                       Including the Gruntal Division
           SWS Securities              Wedbush Morgan Securities

                                  July 23, 2002

    Under normal market conditions, the Fund will be fully invested in Agency MBS, Non-Agency Residential MBS ("Non-Agency RMBS"), Commercial MBS ("CMBS"), and ABS. The Fund will invest at least 80% of its total assets in securities that at the time of investment are investment grade quality. The Fund may invest up to 20% of its total assets in securities that at the time of investment are below investment grade. See "Investment Objectives, Policies and Restrictions" for more information.

     Hyperion Capital Management, Inc., an SEC registered investment adviser whose officers and employees have substantial experience in originating, evaluating and investing in MBS and ABS, is the Fund's investment adviser (the "Adviser"). Lend Lease Hyperion Capital Advisers, L.L.C., an SEC registered investment adviser, will act as the Fund's subadviser (the "Subadviser") with respect to CMBS.

     Leverage. The Fund intends to use leverage primarily through the use of reverse repurchase agreements.

    No Prior History. Because the Fund is recently organized, its Common Shares have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund's Common Shares have been approved for listing on the New York Stock Exchange (the "Exchange") upon notice of issuance under the symbol "HSM."

    Investing in the Common Shares of the Fund involves certain risks. See "Risk Factors" beginning on page __ of this prospectus before buying any of these Common Shares. An investment in the Fund is not appropriate for all investors. No assurance can be given that the Fund will achieve its investment objectives.

    Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

    The Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read and retain it for future reference. A Statement of Additional Information dated July 23, 2002 containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information, the table of contents of which appears on page __ of the Prospectus, may be obtained without charge by contacting the Fund at One Liberty Plaza, 165 Broadway, 36th Floor, New York, NY 10006-1404 or calling (800) HYPERION. The SEC maintains a website at http://www.sec.gov that contains other information about the Fund, including the Statement of Additional Information.

    The underwriters may purchase up to an additional ______ Common Shares at the public offering price, less the sales load, within 45 days of this prospectus to cover over-allotments.

                               PROSPECTUS SUMMARY

    This summary highlights some information from this Prospectus. It may not contain all of the information that is important to you. Before investing, you should read the entire Prospectus and Statement of Additional Information carefully, including the risk factors.


The Fund                                      The Fund is a  recently organized, diversified, closed-end management investment company.


Investment Objectives
and Policies                                  The Fund's primary investment  objective is to provide a high level of current income by  investing  primarily  in MBS  that,  in the  opinion of the  Adviser,  offer  an attractive  combination of credit quality, yield and maturity.  The Fund's secondary investment  objective is to provide capital  appreciation.  No assurance can be given that the
                                              Fund's  investment  objectives  will be  achieved.  See "The Fund"
                                              for more information.


                                              The Fund will invest at least 80% of its total  assets in MBS, and
                                              may invest up to 20% of its total assets  in   U.S. government
                                              securities,   or  cash  or  other short-term  instruments.  The
                                              Fund's  investments  in MBS  will include  Agency  MBS,  Non-Agency
                                              RMBS,  and  CMBS.  The  Fund  may invest  up to 10%  of  its  total
                                              assets in ABS secured by pools of assets,   such  as credit card
                                              receivables or automobile  loans, that may not represent  interests
                                              in  real  estate.   Under  normal market conditions,  the Fund will
                                              be fully  invested in Agency MBS, Non-Agency RMBS, CMBS, and ABS.

                                              Under normal market conditions,  the Fund will invest at least 80% of its total assets in securities that at the time of investment are investment grade quality. Investment grade quality securities are securities

                                              o issued or guaranteed by the U.S. government or any agency or instrumentality thereof,

                                              o rated within the four highest investment grades by at least one rating agency (Baa3, BBB- or better by Moody's Investor Service, Inc.
                                                ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc.
                                                ("Fitch")) or

                                              o unrated but judged to be of  comparable quality by the Adviser. The
                                                Fund may invest up to 20% of its total assets in securities that at the time of investment are below investment grade quality, including securities rated Ba, BB or B by  Moody's, S&P or Fitch, or that are unrated.

                                              Securities of non-investment grade  quality  are  regarded  as having predominately  speculative characteristics  with  respect to the  issuer's or pool's  capacity to  pay  interest and repay principal, and are commonly referred  to as "junk  bonds" and
                                              "high risk high yield bonds." The Fund will not invest in corporate bonds, other than those primarily secured  by interests in real estate. The Fund will not invest in interest-only, principal-only or inverse floating rate securities. See "Investment Restrictions--Prohibited
                                              Investments" for more information.


                                              Under normal  market  conditions, the Fund will attempt to reduce portfolio prepayment risk by investing in MBS, such as certain
                                              Non-Agency  RMBS, whose  returns may be enhanced by faster prepayments, and also by investing in MBS, such as certain
                                              Agency MBS, whose returns may be enhanced by slower prepayments.
                                              Under normal market conditions, the Fund will invest to a
                                              significant degree in subordinated classes of MBS,
                                              including Non-Agency RMBS and CMBS.


                                              The Fund may employ a variety of hedging transactions, including interest rate and total rate of return swap transactions,
                                              interest rate  caps and floors, futures, options on securities and futures, short sales, when-issued purchases and forward commitments. The hedging transactions expected to be
                                              employed by the Fund involve certain risks, and there can be no assurance that any such transaction used will succeed.
                                              Please see the discussion of hedging transactions below.


                                              Once fully invested, the initial  portfolio composition is expected to  consist of 35% CMBS, which generally have maturities of
                                              10-years,  and of 65%  Agency MBS and Non-Agency RMBS, which generally have maturities of 30-years.  Certain Agency MBS and
                                              Non-Agency  RMBS may have maturities shorter than 30-years.
                                              It is expected that approximately 30% of the Fund's assets will initially have 10-year maturities and that 60% will have maturities of 30 years, with the balance in MBS with shorter maturities.


                                              (Note  that both  Agency MBS and Non-Agency RMBS pay principal over the life of the securities, so that the 30-year maturities represent the final payment on the securities, rather than the date on which the entire principal is paid-off.)


                                              The Fund cannot assure you that it will achieve its investment objectives. See "Investment Objectives, Policies and
                                              Restrictions" for more information.


The Offering...............................   The Fund is offering  ___________  Common  Shares at $15.00 per
                                              Common Share  through a group of  underwriters led by Raymond
                                              James & Associates,  Inc. and A.G.  Edwards & Sons, Inc. (the
                                              "Underwriters").  The  Underwriters  have been granted an option to purchase up to ________  Common Shares (15% of the total number of shares initially offered) solely to cover over-allotments,
                                              if any. The minimum investment requirement in this offering is
                                              100 Common Shares.  See "Underwriting" for more information.


Exchange Listing...........................   The Common  Shares have been  approved  for  listing on the New
                                              York Stock  Exchange, subject to notice of issuance. The trading or
                                              "ticker"  symbol of the Common  Shares is "HSM." Due to this exchange  listing,  the Fund may  sometimes  be referred to in public communications as a "closed-end fund" or "fund."


Use of Leverage............................   The Fund  intends to use  leverage  representing  not more than
                                              33 1/3% of the Fund's total assets. The Fund will borrow primarily using reverse repurchase  agreements. A reverse repurchase agreement is a form of collateralized borrowing in which the Fund borrows money from a  counterparty,  generally for a period of three months or less, at an agreed-upon rate of interest.


                                              Under current market  conditions, in order to reduce the
                                              variability of leverage borrowing costs from short-term reverse repurchase  agreements, the Fund intends to enter into interest rate swaps with the effect of fixing net borrowing  costs for longer periods of time.  See "Investment Policies--Use of
                                              Leverage" for more information.


                                              The use of leverage creates an opportunity for increased net income and returns, but also creates certain risks for
                                              shareholders. As long as the rate of return on the assets purchased with  the proceeds  of  leverage exceeds the net cost of
                                              borrowings, including the effects of any associated hedges, the investment of the proceeds of the leverage will generate more return  than  will be  needed  to offset such borrowing costs.  If so, the excess will be  available to pay higher dividends to shareholders. If, however, the net cost of borrowings, including the effects of any associated hedges, exceeds the rate of
                                              return  on the assets purchased with the proceeds of leverage, the return to shareholders will be less than if the Fund had not used leverage.


Risk Factors...............................   The following summarizes some of the matters that you should consider before investing in the Fund. Please refer to the "Risk
                                              Factors"  section of the Prospectus for a more detailed discussion of the following risks.


                                              No Operating  History. The Fund is a newly organized, diversified, closed-end management investment company and has no operating history.


                                              Market Discount Risk. The shares of closed-end management
                                              investment companies such as the Fund frequently trade at a discount from  their net asset value.


                                              Interest Rate Risk. The prices of bonds tend to fall as interest rates rise. Interest rate risk is the risk that the bonds in the
                                              Fund's portfolio will decline in value because of increases in market interest rates. A decline in the prices of the bonds owned by the Fund would cause a decline in the  net asset value of the
                                              Fund, which could adversely affect the trading price of the
                                              Fund's Common Shares. Securities that have longer maturities tend to fluctuate more in price in response to changes  in  market interest  rates  than  securities  with shorter maturities.


                                              The  Fund's use of leverage, as described below, may tend to increase the Fund's interest rate risk.


                                              Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Common Shares and distributions can
                                              decline.


                                              Credit  Risk.  Credit risk is the risk that one or more bonds in the Fund's portfolio will (1) decline in price due to
                                              deterioration of the issuer's or underlying pool's financial condition  or other events or (2) fail to pay interest or principal when due. The Fund will invest at least 80% of its total  assets in investment grade quality securities that are (1) issued or guaranteed by the U.S. government or any agency or  instrumentality thereof, (2) rated  within  the four highest investment grades by a least one rating  agency or (3) unrated butjudged to be of comparable quality by the Adviser.  The Fund may invest up to 20% of its total assets  in securities that  at the time of investment are below investment grade quality or are unrated. The prices of non-investment grade quality securities are more sensitive to negative developments, such as a general
                                              economic downturn or an increase in delinquencies in the pool of underlying  mortgages that secure an MBS, than are the  prices of higher grade securities.  Non-investment grade quality
                                              securities are regarded as having  predominantly speculative characteristics with respect to the  issuer's or pool's capacity to pay interest and repay principal when due and as a
                                              result involve a greater risk of default.


                                              Under normal market conditions, the Fund will invest to a
                                              significant degree in subordinated classes of  MBS, including
                                              Non-Agency  RMBS and CMBS. Such subordinated classes
                                              are  subject to a greater degree of non-payment than are senior classes of the same  issuer or Agency  MBS. In addition, under certain market conditions, the market for subordinated  classes of MBS  may not be as liquid as the market for other fixed income securities.


                                              Prepayment Risk.  For certain types of  MBS, prepayments of principal  may  be  made  at  any time. Prepayment rates are influenced  by changes in current interest rates and a variety of economic,  geographic, social and other factors and cannot be predicted with certainty.


                                              During periods of declining mortgage interest rates,
                                              prepayments on MBS generally general also decline, the amounts available for reinvestment by the Fund  during such periods are likely to be  reinvested at lower interest rates than the Fund was earning on the MBS  that were prepaid.  MBS may decrease in value as a result of increases in  interest rates and may benefit less  than other fixed income securities from declining
                                              interest  rates  because  of  the securities from declining risk of prepayment. Under certain interest rate or prepayment scenarios, the Fund may fail to recoup  fully its investment in such securities.


                                               Bond  Market   Risk.   The  yield
                                               spreads of the  Fund's  portfolio
                                               securities,        or       yield
                                               differentials  between the Fund's
                                               portfolio securities and Treasury
                                               securities     with    comparable
                                               maturities,  may  widen,  causing
                                               the value of the Fund's portfolio
                                               securities    to     underperform
                                               Treasury  securities.  The amount
                                               of public  information  available
                                               about  the  MBS  and  ABS  in the
                                               Fund's   portfolio  is  generally
                                               less  than  that  for   corporate
                                               equities   or   bonds,   and  the
                                               investment   performance  of  the
                                               Fund   may   therefore   be  more
                                               dependent   on   the   analytical
                                               capabilities  of the Adviser than
                                               if the Fund were a stock  fund or
                                               a   corporate   bond  fund.   The
                                               secondary   market  for   certain
                                               types  of MBS and ABS may be less
                                               well-developed   or  liquid  than
                                               many  other  securities  markets,
                                               which may  adversely  affect  the
                                               Fund's   ability   to  sell   its
                                               portfolio      securities      at
                                               attractive prices.


                                               Economic   Sector   Risk.   Under
                                               normal  market  conditions,   the
                                               Fund  will be fully  invested  in
                                               Agency MBS, Non-Agency RMBS, CMBS
                                               or ABS.  This  may  make the Fund
                                               more   susceptible   to   adverse
                                               economic, political or regulatory
                                               events  that  affect the value of
                                               real  estate,  and  increase  the
                                               potential for  fluctuation in the
                                               net  asset  value  of the  Fund's
                                               Common Shares.


                                               Leverage   Risk.   The   use   of
                                               leverage  creates an  opportunity
                                               for   increased  net  income  and
                                               returns, but also creates certain
                                               risks   for   shareholders.   The
                                               Fund's leverage  strategy may not
                                               be  successful,  and  creates two
                                               major    types   of   risks   for
                                               shareholders:  (1) the likelihood
                                               of greater  volatility in the net
                                               asset  value and market  price of
                                               the  Common  Shares  because  the
                                               Fund may,  with  borrowed  money,
                                               invest in  securities  which lose
                                               value,   thereby  increasing  the
                                               amount  of loss  incurred  by the
                                               investor, and (2) the possibility
                                               that net income  will fall if the
                                               Fund's   borrowing   costs   from
                                               leverage    exceed   the   income
                                               received or capital  appreciation
                                               realized  by the  Fund  from  any
                                               securities     purchased     with
                                               borrowed money.


                                               Interest Rate Transactions  Risk.
                                               Under current market  conditions,
                                               in    order   to    reduce    the
                                               variability of leverage borrowing
                                               costs  from  short-term   reverse
                                               repurchase  agreements,  the Fund
                                               intends  to enter  into  interest
                                               rate  swaps  with the  effect  of
                                               fixing  net  borrowing  costs for
                                               longer periods of time.


                                               The value of the Fund's  interest
                                               rate  swaps  could   increase  or
                                               decrease,  with  a  corresponding
                                               impact on the net asset  value of
                                               the Fund.  To the extent there is
                                               a decline in interest rates,  the
                                               value of the  interest  rate swap
                                               could decrease,  and could result
                                               in a  decrease  in the Fund's net
                                               asset value. In addition,  if the
                                               counterparty  to an interest rate
                                               swap defaults,  the Fund would be
                                               obligated  to make  the  payments
                                               that it had  intended  to  avoid.
                                               Depending  on  whether  the  Fund
                                               would be  entitled to receive net
                                               payments from the counterparty on
                                               the  swap,  which  in turn  would
                                               depend  on the  general  state of
                                               short-term interest rates and the
                                               returns on the  Fund's  portfolio
                                               securities at that point in time,
                                               a default could adversely  affect
                                               the net asset value of the Common
                                               Shares.


                                               Hedging  Transactions.  The  Fund
                                               may  employ  a  variety  of other
                                               hedging  transactions,  including
                                               interest  rate and total  rate of
                                               return     swap     transactions,
                                               interest  rate  caps and  floors,
                                               futures,  options  on  securities
                                               and    futures,    short   sales,
                                               when-issued purchases and forward
                                               commitments.      The     hedging
                                               transactions   expected   to   be
                                               employed  by  the  Fund   involve
                                               certain  risks,  and there can be
                                               no   assurance   that   any  such
                                               transaction used will succeed.


                                               While   the   use   of    hedging
                                               transactions   is   intended   to
                                               minimize   the   risk   of   loss
                                               resulting  from a decline  in the
                                               value  of  portfolio   securities
                                               covered     by    the     hedging
                                               transactions,  these transactions
                                               will tend to limit any  potential
                                               gain that  could  result  from an
                                               increase  in the  value  of these
                                               securities.   Such   transactions
                                               also  are  subject  to  the  risk
                                               that, if the Adviser is incorrect
                                               in  its   forecast   of  interest
                                               rates,  market  values  or  other
                                               economic factors affecting such a
                                               transaction,  the Fund would have
                                               been  better  off if it  had  not
                                               entered into the transaction.


                                               Anti-Takeover   Provisions.   The
                                               Fund's Articles of  Incorporation
                                               (the     "Articles")      include
                                               provisions  that could  limit the
                                               ability  of  other   entities  or
                                               persons to acquire control of the
                                               Fund  or  convert   the  Fund  to
                                               open-end  status.  The provisions
                                               of the Articles  described  above
                                               could    have   the   effect   of
                                               depriving     shareholders     of
                                               opportunities   to   sell   their
                                               shares at a premium over the then
                                               current   market   price  of  the
                                               shares.


                                               You  should  carefully   consider
                                               your   ability   to  assume   the
                                               foregoing   risks,    which   are
                                               further   discussed   under   the
                                               heading  "Risk  Factors" (as well
                                               as  the  other  risks   discussed
                                               therein),    before   making   an
                                               investment   in  the  Fund.   The
                                               Statement      of      Additional
                                               Information  for this  Prospectus
                                               also contains  information  about
                                               risks    associated    with    an
                                               investment   in  the   Fund.   An
                                               investment  in  the  Fund  is not
                                               appropriate for all investors.


Information Regarding
the Adviser and
Subadviser.................................   The Adviser is a Delaware  corporation  and SEC registered investment adviser.  The Adviser's  officers  and  employees
                                              have  substantial   experience  in  originating, evaluating  and
                                              investing in the  securities in which the Fund invests and in the use of hedging transactions.  The Fund pays the Adviser an aggregate monthly fee computed at the annual rate of 0.65% of the Fund's average weekly net assets.


                                              The   Subadviser,    a   Delaware  limited liability company and SEC
                                              registered   investment  adviser, acts  as  the  Fund's  subadviser
                                              with respect to CMBS. The Adviser pays the  Subadviser an aggregate
                                              monthly  fee based on the  Fund's assets   invested  in  CMBS.  See
                                              "Management of the Fund" for more information.


Dividends and
Distributions..............................   The Fund intends to make monthly  distributions  to the holders of its Common  Shares out of net  investment  income.  It is expected that the first  dividend will be paid approximately  60 to 75 days after the date of the  initial  issuance  of the Common Shares,  depending on market  conditions.  Capital gains, if any, will be distributed at least annually.  See "Dividends and Distributions"  for more information.  Holders of Common Shares may elect to  participate in a Dividend  Reinvestment  Plan and have dividends and capital gains distributions  reinvested automatically in Common Shares. See "Dividend
                                              Reinvestment Plan" for more information.


Custodian, Transfer
Agent, Dividend Disbursing
Agent and
Registrar..................................   State Street Bank and Trust  Company will serve as custodian  for the Fund.  American Stock  Transfer & Trust  Company will serve as transfer  agent,  dividend  disbursing agent  and  registrar  for
                                              the  Fund.  See  "Custodian,   Transfer  Agent,  Dividend  Disbursing
                                              Agent and Registrar" for more information.


          FEE TABLE

           Shareholder Transaction Expenses
           Sales Load (as a percentage of the Purchase
           Price per                                          5.00%
             Share).......................................
           Dividend Reinvestment Plan Fees................       0%

         Annual Expenses (as a percentage of
         net assets attributable to Common
         Shares) (1)

         Management Fees(2)..................            0.65%
         Interest Payments on Borrowed                   0.93%
         Funds(3)............................
         Other Expenses(4)...................            0.35%
                                                         ----
         Total Annual Expenses...............            1.93%
                                                         ====

----------

(1) Amounts are based on estimated amounts for the Fund's current fiscal year.

(2) The Fund intends to pay the Adviser a monthly fee at an annual rate of 0.65% based on the Fund's average weekly net assets. See "Management of the Fund."

(3) Assumes a net cost of borrowing at an annual rate of 1.94% on borrowed funds in an amount equal to 32.43% of the Fund's total assets.

(4) "Other Expenses" are based on estimated amounts for the current fiscal year, and include, among other things, administration fees at an annual rate of 0.20% to the Adviser see "Administration and Subadministration Agreements," legal fees, the independent auditor's fees, printing costs and fees payable to the Directors that are not "interested persons" of the Fund (as defined in the 1940 Act). The Fund will bear offering costs estimated to be $522,520, which will be charged to the Fund's capital at commencement of operations and are not included under "Other Expenses." Any offering expenses over $0.03 per share will be paid by the Adviser.

         The   foregoing   Fee  Table  is  intended  to  assist   investors   in
understanding the costs and expenses that an investor in the Fund will bear directly or indirectly.

Example:


                                                                Cumulative Expenses Paid for the Period of:
                                                                   1 Year       3 Years      5 Years    10 Years
                                                                -----------  -----------  ----------- ----------

                An investor would pay the following expenses
                 on a $1,000 investment, assuming a 5% annual         $69          $108         $149        $264
                   return throughout the periods............


    The Example set forth above assumes reinvestment of all dividends and distributions at net asset value, payment of a 5.00% sales load and an annual expense ratio of 1.93%. The table above and the assumption in the Example of a 5% annual return are required by SEC regulations applicable to all investment companies. The Example should not be considered as a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example. In addition, while the Example assumes reinvestment of all dividends and distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan may receive Common Shares purchased or issued at a price or value different from net asset value. See "Dividend Reinvestment Plan."

                                    THE FUND

    The Fund is a recently organized, diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on May 17, 2002 and is registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). As a recently-organized entity, the Fund has no operating history. The Fund's principal office is located at One Liberty Plaza, 165 Broadway, 36th Floor, New York, NY 10006-1404. The Common Shares have been approved for listing on the Exchange, subject to official notice of issuance, under the symbol "HSM."

    The Fund is a closed-end investment company. These companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies have a fixed capital base, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to periodic asset in-flows and out-flows that can make the management of liquidity more difficult. Closed-end investment companies do not face the prospect of having to liquidate portfolio holdings to satisfy redemptions at the option of shareholders or having to maintain cash positions to meet the possibility of such redemptions.

                                 USE OF PROCEEDS

    The proceeds of this offering, after payment of the sales load and offering expenses that do not exceed $0.03 per Common Share, are estimated to be $ ______ (assuming no exercise of the over-allotment option described under "Underwriting"). The Adviser has agreed to pay for all of the Fund's organizational expenses and for offering expenses (other than the sales load) that exceed $0.03 per Common Share.

    The net proceeds of this offering will be fully invested in accordance with the policies set forth under "Investment Objectives, Policies and Restrictions" within six months of the initial public offering. Pending such investment, those proceeds may be invested in U.S. government securities or high-quality, short-term money market instruments.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives

    The Fund's primary investment objective is to provide a high level of current income by investing primarily in MBS that, in the opinion of the Fund's Adviser, offer an attractive combination of credit quality, yield and maturity. The Fund's secondary investment objective is to provide capital appreciation. Based on the Adviser's market assessment, the Fund will invest primarily in MBS that offer an attractive combination of credit quality, yield and maturity. The Fund's objectives are fundamental and cannot be changed without the approval of the holders of a majority of outstanding Common Shares. A "majority of the outstanding" means (1) 67% or more of the Common Shares present at a meeting, if the holders of more than 50% of the Common Shares are present or represented by proxy, or (2) more than 50% of the Common Shares, whichever is less.

Investment Policies

    Under normal market conditions, the Fund will invest at least 80% of its total assets in MBS (securities backed by interests in real estate) and may invest up to 20% of its total assets in U.S. government securities, or cash or other short-term instruments. The Fund may invest up to 10% of its total assets in ABS secured by pools of assets, such as credit card receivables or automobile loans, that may not represent interests in real estate. Under normal market conditions, the Fund will be fully invested in Agency MBS, Non-Agency RMBS, CMBS, and ABS.

    If current market conditions persist, the Fund expects its initial portfolio composition, once it is fully invested, to be approximately invested in MBS as summarized in the table below.

                                       % of Total Assets
                Agency MBS........            30%
                Non-Agency RMBS...            35%
                CMBS..............            35%
                ABS...............             0%
                                             ---

                                             100%


    The actual portfolio composition at any point in time will reflect the Adviser's assessment of market conditions and relative value between classes of assets and individual securities.

    Once the Fund is fully invested and under normal market conditions, the Adviser expects the minimum allocation to any one of the above MBS categories will be 15% of total assets, and the maximum allocation to any one of the above MBS categories will be 50% of total assets.

    Credit Quality. The Fund will invest at least 80% of its total assets in securities that at the time of investment are investment grade quality. Investment grade quality securities are those that are (1) issued or guaranteed by the U.S. government or any agency or instrumentality thereof, (2) rated within the four highest investment grades by at least one rating agency (Baa3 or BBB- or better by Moody's, S&P or Fitch) or (3) unrated but judged to be of comparable quality by the Adviser. The Fund may invest up to 20% of its total assets in securities that at the time of investment are below investment grade quality, including securities rated Ba, BB or B by Moody's, S&P or Fitch, or that are unrated. Securities of non-investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds" and "high risk high yield bonds." The Fund may invest up to 5% of total assets in unrated MBS that represent the lowest tier of subordination from the cash flows of a pool of mortgage loans and that are considered to be of credit quality below securities rated "B." The Fund will not invest in securities that at the time of purchase are in default.

    These credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or the Adviser downgrades its assessment of that security. In determining whether to retain or sell a security that a rating agency or the Adviser has downgraded, the Adviser may consider such factors as its assessment of the credit quality of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other ratings agencies.

    Please refer to the Appendix to this prospectus for more information in connection with Moody's, S&P's and Fitch's ratings of bonds.

    Investment Process. To evaluate, invest and manage the Fund's portfolio in Agency MBS, Non-Agency RMBS and ABS, the Adviser utilizes proprietary analytical methods in performing scenario analysis to forecast cash flows and expected total returns under different interest rate assumptions. Simulation analysis is also performed to provide a broader array of potential patterns of return over different interest rate scenarios. Such analysis may be applied to individual securities or to an entire portfolio. The Adviser also performs relative value analysis of individual securities based on yield, credit rating, average life, expected duration and option-adjusted spreads. Other considerations in the Adviser's investment process include analysis of fundamental economic trend, consumer borrowing trends, home price appreciation and relevant regulatory developments.

    The Fund's investments in CMBS are selected and managed by the Subadviser. Please see "Management of the Fund--Subadviser." This joint venture combines the fixed income expertise of the Adviser with the extensive real estate resources of Lend Lease Real Estate Investments, Inc. ("LLREI"). Property type, geographic concentration, security structure and fundamental economic strength are considered when assessing the attractiveness of potential CMBS investments. The Subadviser utilizes the 11 regional offices of LLREI in performing due-diligence on properties and property markets to which an individual CMBS has exposure.

    Prepayment Characteristics. Under normal market conditions, the Fund will attempt to reduce portfolio prepayment risk by investing in MBS, such as certain Non-Agency RMBS, whose returns may be enhanced by faster prepayments, and also by investing in MBS, such as certain Agency MBS, whose returns may be enhanced by slower prepayments.

    Use of Leverage. The Fund intends to utilize leverage representing not more than 33 1/3% of the Fund's total assets. The Fund will borrow funds primarily using reverse repurchase agreements, although it may use other sources of borrowing if these are deemed advantageous to shareholders. Based on the Adviser's assessment of market conditions, the Adviser may increase or decrease the amount of leverage used.

    The Adviser believes that under normal market conditions for a portfolio with a substantial allocation to U.S. government securities, reverse repurchase agreements provide a low cost form of financing. A reverse repurchase agreement is a form of collateralized borrowing. Under a reverse repurchase agreement, the Fund borrows money from a counterparty, generally for a period of three months or less, at an agreed-upon rate of interest to an agreed-upon maturity date. To collateralize the borrowing, the Fund places liquid high grade securities having a value not less than the borrowed amount in a segregated account with the custodian of the counterparty. The collateral's market value is re-evaluated daily, and the borrowing is subject to minimum margin requirements, such that the Fund may be required to post additional collateral with the counterparty if the market value of collateral falls below an agreed-upon amount in relation to the amount of the borrowing. Any cash flows on the collateral accrue to the benefit of the Fund.

    Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund's total assets is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage.

    Assuming that the Fund's borrowings will represent approximately 33 1/3% of the Fund's total assets and pay interest set by a combination of a reverse repurchase agreement and an interest rate swap transaction at an annual average rate of 3.23% of the amount borrowed, the income generated by the Fund's portfolio (net of estimated expenses) must exceed 1.08% in order to cover such interest payments and other expenses specifically related to the borrowings. Of course, these numbers are merely estimates, used for illustration. Actual borrowing costs may vary frequently and may be significantly higher or lower than the rate estimated above.

    The following table is designed to illustrate the effect of leverage on total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects borrowings representing 33 1/3% of the Fund's total assets, a 7.85% yield on the Fund's investment portfolio, net of expenses, and the Fund's currently projected annual interest payment rate set by a combination of a reverse repurchase agreement and an interest rate swap transaction of 3.23% of the amount borrowed. See "Leverage Risks" below for more information.

       Assumed Portfolio Total Return     (10)%    (5)%      0%      5%     10%
       Common Share Total Return...    (16.61)% (9.11)%  (1.61)%  5.89%   13.39%

    Common Share total return is composed of two elements--the dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on borrowings) and gains or losses on the value of the securities the Fund owns. The table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume total return of 0%, the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those bonds.

    Subject to the asset coverage rules, the Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

    Leverage Risks. The use of leverage is a speculative investment technique and involves certain risks to shareholders. These include the possibility of higher volatility of the net asset value and market price of the Common Shares.

    As long as the rate of return on the assets purchased with the proceeds of leverage exceeds the net cost of borrowings, including the effects of any associated hedges, the investment of the proceeds of the leverage will generate more return than will be needed to offset such borrowing costs. If so, the excess will be available to pay higher dividends to shareholders. If, however, the net cost of borrowings, including the effects of any associated hedges, exceeds the rate of return on the assets purchased with the proceeds of leverage, the return to shareholders will be less than if the Fund had not leveraged.

    Any decline in the net asset value of the Fund's investments will be borne entirely by shareholders. Therefore, if the market value of the Fund's portfolio declines, leverage will result in a greater decrease in the Fund's net asset value than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares.

    To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital loss to the Fund, with a resulting decrease in net asset value or market price. In addition, such prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap transaction. Early termination of the swap could result in a termination payment by the Fund. See "Interest Rate Transactions" below and "Risk Factors-- Leverage Risks" for more information.

    Interest Rate Transactions. Under current market conditions, in order to reduce the variability of leverage borrowing costs from short-term reverse repurchase agreements, the Fund intends to enter into interest rate swaps with the effect of fixing net borrowing costs for longer periods of time.

    Interest rate swaps involve the exchange with another party of commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) on a notional principal amount. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

    The use of interest rate swaps or other hedging instruments is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps could enhance or decrease the Fund's net income. To the extent there is a decline in interest rates, the value of the interest rate swap could decline, and could result in a decline in the Fund's net asset value. In addition, if short-term interest rates are lower than the rate of payment on the interest rate swap, this will reduce the performance of the Fund. If, on the other hand, short-term interest rates are higher than the Fund's rate of payment on the interest rate swap, this will enhance the performance of the Fund.

    The Fund may enter into interest rate transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings or to manage the effective maturity or interest rate sensitivity of its portfolio. The Fund would use these transactions as a hedge and not as a speculative investment. Interest rate transactions are subject to risks comparable to those described above with respect to other hedging strategies.

    The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

    Because these interest rate transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements, with respect to each interest rate swap, will be accrued on a daily basis and an amount of cash, U.S. government securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess that satisfies the requirements of the 1940 Act will be identified by memo entry in the Fund's accounting records or maintained in a segregated account by a custodian. The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps and floors that are written by the Fund.

    The Fund will enter into interest rate transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risks. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

    The Fund's use of interest rate swaps could increase or decrease, with a corresponding impact on the net asset value of the Fund. To the extent there is a decline in interest rates, the value of the interest rate swap could decline, and could result in a decline in the Fund's net asset value. In addition, if the counterparty to an interest rate swap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such default could adversely affect the performance of the Common Shares. See "Risk Factors--Interest Rate Transaction Risk" and "Risk Factors--Hedging Transactions" for more information.

Total Rate of Return Swap Transactions

    Total rate of return swap transactions are a form of interest rate swap transaction, which involve the exchange with a counterparty of commitments to pay or receive interest on a notional principal amount. In a total rate of return swap, one party to the agreement will agree to pay a floating rate of interest on a notional principal amount, in exchange for the other party's agreement to pay the published total rate of return, including coupon, price and other return components, of a bond index or mutually agreed upon basket of fixed income securities. The Fund may use total rate of return swap transactions in order to hedge anticipated future investments.

Other Investment Policies

    Hedging Transactions. The Fund may engage in various transactions for hedging purposes ("Hedging Transactions"), including interest rate swap transactions, interest rate caps and floors, total rate of return swap transactions (see previous discussion at "Interest Rate Transactions"), futures, options on securities and futures, short sales, when-issued purchases and forward commitments, among others.

    Hedging Transactions may be used to preserve a return or spread on a particular investment within the portfolio or its entire portfolio and to manage the effective maturity or interest rate sensitivity of its portfolio. Hedging Transactions may also be used to attempt to protect against possible declines in the market value of the Fund's assets resulting from downward trends in the debt securities markets (generally due to an increase in interest rates), to protect any unrealized gains in the value of the Fund's portfolio securities, to facilitate the sale of such securities, to establish a position in the securities markets as a temporary substitute for purchasing particular securities, or to protect against rising leverage costs due to an increase in interest rates.

    Any, all or none of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any particular Hedging Transaction is a function of the overall strategy adopted by the Fund and market conditions. Further, Hedging Transactions may be used by the Fund in the future as they are developed or deemed by the Board of Directors of the Fund to be appropriate and in the best interest of shareholders. The Fund may not be able to hedge some of its investments due to the cost or lack of availability of a Hedging Transaction.

    The Fund intends to use these transactions as a hedge against market fluctuations and to manage the interest rate risk of the Fund's investments and not as speculative investments. The Fund may also purchase and sell (or write) options on securities or indices of securities and may purchase or sell futures contracts or options on futures contracts. Please see "Other Investment Policies" in the Statement of Additional Information for more information on Hedging Transactions.

Futures Contracts and Related Options

    The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

    The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder.

    Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. An investment in options involves payment of a premium for the option without any further obligation on the part of the Fund. At the time the Fund enters into a futures contract or options transaction, a segregated account consisting of cash or liquid securities equal to the net amount of the excess, if any, of the Fund's obligations over its entitlements that satisfies the requirements of the 1940 Act may be identified by memo entry in the Fund's accounting records or maintained in a segregated account by a custodian.

    Regulations of the CFTC applicable to the Fund currently require that all of the Fund's futures and options on futures transactions constitute bona fide Hedging Transactions or be undertaken incidental to the Fund's activities in the securities markets. In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures positions and premiums paid for options on futures would exceed 5% of the fair market value of the Fund's total assets. The Adviser reserves the right to comply with such different standards as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

Eurodollar Futures Contracts and Options on Futures Contracts

    The Fund may make investments in Eurodollar futures and options thereon for hedging purposes and, in each case, in accordance with the rules and regulations of the CFTC. Eurodollar futures and options thereon are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps, short-term borrowings and floating rate securities are linked, and which can affect the market prices of many short-term securities. When the Fund enters into a futures contact it makes a deposit of initial margin and thereafter will be required to pay or entitled to receive variation margin in an amount equal to the change in the value of the contract from the preceding day.


When-Issued and Forward Commitment Transactions

    The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities that satisfies the requirements of the 1940 Act may be identified by memo entry in the Fund's accounting records or maintained in a segregated account by a custodian. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course are not treated by the Fund as when- issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Investment Restrictions

    Fundamental Investment Restrictions. The Fund's investment objectives and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, a majority of any outstanding preferred shares, voting as separate classes, which means for each class the lesser of (a) more than 50% of the outstanding shares of such class or (b) 67% or more of the shares represented at a meeting where more than 50% of the outstanding shares of such class are represented. All other investment policies or practices are considered by the Fund not to be fundamental and, accordingly, may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy.

Diversification

    The Fund may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at the time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof.

    The Fund may not invest 25% or more of the value of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof.

    The Fund may not invest 25% or more of the value of its total assets in securities of issuers engaged in any one industry, other than issuers of ABS securities (including MBS) or securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof.

    For purposes of these restrictions, the Fund generally treats each pool of assets backing an issue of MBS or ABS as the issuer, rather than the sponsor or depositor of the pool.

Concentration of Securities

    The Fund will concentrate its investments in MBS, which is considered to be a subset of the ABS industry.

Leverage and Senior Indebtedness

    The Fund may not issue senior securities in the form of indebtedness or borrow money (including on margin if marginable securities are owned), other than for the temporary purposes permitted by the 1940 Act, in excess of 33 1/3% of the Fund's total assets (including the proceeds of such senior securities issued and money borrowed) or pledge its assets other than to secure such issuances or borrowings or in connection with, to the extent permitted under the 1940 Act and consistent with the guidelines promulgated in SEC Rel. 10666, good faith hedging transactions, reverse repurchase agreements, when-issued and forward commitment transactions and similar investment strategies. The Fund's obligations under interest rate swaps maintained in accordance with the guidelines in SEC Rel. 10666 will not be treated as senior securities.

    The Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure issuances or borrowings permitted by the restriction above. Collateral arrangements with respect to reverse repurchase agreements or to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction because the Fund will comply with the guidelines in SEC Rel. 10666, including the collateral requirements.

Securities Lending

    The Fund may not make loans of money or property to any person, except through loans of portfolio securities to qualified institutions, the purchase of debt obligations in which the Fund may invest consistently with the Fund's investment objectives and policies and investment restrictions or the temporary investment in repurchase agreements with qualified institutions. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceed 33 1/3% of the value of the Fund's total assets (including such loans).

Underwriting

    The Fund may not underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own Common Shares the Fund may be deemed to be an underwriter.

Other Fundamental Investment Restrictions

    The Fund may not invest for the purpose of exercising control over management of any company.

    The Fund may not purchase real estate or interests therein other than MBS, ABS and similar instruments.

    The Fund may not purchase or sell commodities or commodity contracts except for hedging purposes.

    The Fund may not, except in the case of short sales against the box, make any short sale of securities, unless, after giving effect to such sale, the market value of all securities sold short does not exceed 10% of the value of the Fund's total assets and the Fund's aggregate short sale of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

     Non-Fundamental   Investment   Limitations.    The   following   investment
limitations are not fundamental and may be changed by the Board of Directors.

Quality of Investments

    The Fund will invest at least 80% of its total assets in bonds of investment grade quality at the time of investment. Investment grade quality means that such bonds are (1) issued or guaranteed by the U.S. government or any agency or instrumentality thereof, (2) rated by at least one of the national rating agencies within the four highest grades (Baa3 or BBB- or better by Moody's, S&P or Fitch), or (3) unrated but judged to be of comparable quality by the Adviser. The Fund's credit quality investment restrictions apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or the Adviser downgrades its assessment of that security. The Fund may invest up to 5% of total assets in unrated MBS that represent the lowest tier of subordination from the cash flows of a pool of mortgage loans and that are considered to be of credit quality below securities rated "B." The Fund will not invest in securities that at the time of purchase are in default.

Assets Secured by Interests in Real Estate

    The Fund will invest at least 80% of its total assets in MBS, which for the purposes of this limitation, will be defined as debt instruments secured by interests in real estate. Prior to a change, if any, of this policy, the Fund will provide shareholders with at least 60 days prior notice of such change in accordance with Rule 35d-1(c) promulgated under the 1940 Act.

Other Assets

    The Fund may invest up to 20% of its total assets in non-MBS securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof that are not MBS or ABS or in cash and other short-term instruments, including repurchase agreements.

Prohibited Investments

    The Fund may not invest in corporate bonds or other corporate indebtedness, except for instruments that are secured by interests in real estate or other pools of assets and, therefore, are MBS or ABS or are guaranteed by the U.S. government or any agency or instrumentality thereof. The Fund may not invest in the following types of derivative MBS and ABS: interest-only and principal-only classes of MBS and ABS; classes of MBS and ABS whose cash flows are substantially interest-only or principal-only in nature; inverse floating rate securities, and classes of floating rate MBS and ABS that carry a floating rate of interest with a levered relationship to the index on which the floating rate is based.

                         DESCRIPTION OF FUND INVESTMENTS

    The discussion below describes the principal categories of securities in which the Fund intends to invest.

Agency MBS

    Agency MBS are securities that represent participations in, are secured by or payable from, mortgage loans secured by real residential property. Agency MBS include the following:

    Agency Mortgage Pass-through Certificates. The agency mortgage pass-through certificates in which the Fund will invest include those issued or guaranteed by the Government National Mortgage Association ("GNMA", or "Ginnie Mae"), the Federal National Mortgage Association ("FNMA", or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("FHLMC", or "Freddie Mac").

    These mortgage pass-through certificates provide for the pass-through to investors of their pro rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying loans. GNMA, FNMA and FHLMC guarantee timely distributions of interest and principal to shareholders.

    GNMA is a wholly-owned corporate instrumentality of the U.S. Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to payment of all amounts that may be required to be paid under GNMA's guaranty. FNMA and FHLMC are federally chartered and privately owned corporations created pursuant to the Federal National Mortgage Association Charter Act of 1938 and the Emergency Home Finance Act of 1970, respectively. The obligations of FNMA and FHLMC are obligations solely of those respective corporations, and are not backed by the full faith and credit of the U.S. government.

    Agency Collateralized Mortgage Obligations ("Agency CMOs"). Agency CMOs are debt obligations issued by GNMA, FNMA or FHLMC. CMOs, which may be Agency or Non-Agency, are backed by mortgage pass-through securities (discussed above) and are evidenced by a series of bonds or certificates issued in multiple "classes." The principal and interest on the underlying mortgage assets may be allocated among the several classes of a series of CMOs in many ways.

    In a CMO, a series of bonds or certificates are issued in multiple classes. Each class of CMO may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. Principal prepayments on the underlying mortgage pass-through securities may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates.

    The principal of and interest on the underlying mortgage pass-through securities may be allocated among the several classes of a CMO in many ways. As a result of this allocation process, certain classes of a CMO may have more predictable cash flows, while the cash flows of other classes may be less predictable. CMO classes with less predictable cash flows will generally exhibit more volatile market prices and yields.

    Agency CMOs issued after 1991 have generally elected to be treated, for federal income tax purposes, as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

Non-Agency RMBS

    Non-Agency RMBS are debt obligations issued by private originators or investors in residential mortgage loans. Non-Agency RMBS generally are issued as CMOs, and are backed by pools of whole mortgage loans or by mortgage pass-through certificates. Under normal market conditions, the Fund will invest to a degree in subordinated Non-Agency RMBS.

    Non-Agency RMBS generally are securitized in senior/subordinated structures, or structured with one or more of the types of credit enhancement described below under "Credit Support." In senior/subordinated structures, the senior class investors have greater protection against potential losses on the underlying mortgage loans or assets than the subordinated class investors, who assume the first losses if there are defaults on the underlying loans. See "Risk Factors--Credit Risks" for more information.

CMBS

    CMBS are multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real estate, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties, hotels and motels, nursing homes, and medical facilities. Assets underlying CMBS may relate to many properties, only a few properties, or to a single property. Each commercial mortgage loan that underlies a CMBS has certain distinct characteristics. Under normal market conditions, the Fund will invest to a significant degree in subordinated CMBS.

    Commercial mortgage loans are sometimes non-amortizing and often not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan, the sale of the property or the contribution of additional capital.

    Unlike most single family residential mortgages, commercial real estate loans often contain provisions that substantially reduce the likelihood that they will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

    Changing real estate markets may adversely affect both the value of the underlying collateral and the borrower's ability to meet contractual obligations, either of which may lead to delinquencies, defaults, modifications or foreclosure that in turn may lead to the realization of losses in CMBS.

    CMBS have been issued in public and private transactions by a variety of public and private issuers. The Fund may from time to time purchase CMBS directly from issuers in negotiated or non-negotiated transactions or from a holder of such CMBS in the secondary market.

    Commercial mortgage securitizations generally are senior/subordinated structures. The senior class investors have greater protection against potential losses on the underlying mortgage loans or assets than the subordinated class investors who take the first loss if there are defaults on the underlying commercial mortgage loans. Other protections, which may benefit all of the classes including the subordinated classes, may include issuer guarantees,
additional       subordinated        securities,        cross-collateralization,
over-collateralization and the equity in the underlying properties. See "Risk Factors--Credit Risks" for more information.

ABS

    ABS, which may be real estate-related or non-real estate related, are collateralized by pools of assets such as home equity loans and lines of credit, credit card receivables, automobile loans, equipment receivables, and other forms of indebtedness, leases or claims to identifiable cash flows.

    Real estate-related ABS are secured by pools of loans generally secured by property and buildings. Real estate-related ABS include issues secured by second liens on residential property, commonly referred to as "home equity loans" and "home equity lines-of-credit." Real estate-related ABS may also be secured by other forms of residential dwellings such as manufactured housing and by loans used to finance the building and establishment of franchise businesses.

    Non-real estate-related ABS are secured by pools of loans, receivables, leases or other forms of indebtedness or claims to identifiable cash flows which are not secured by property or buildings. Investment in non-real estate-related ABS will be limited to 10% of total assets.

    ABS present certain risks that are not presented by MBS. ABS generally do not have the benefit of the same type of security interest in the related collateral, or may not be secured by a specific interest in real estate. See "Risk Factors--Credit Risks" for more information.

Credit Support

    Many of the Non-Agency RMBS, CMBS and ABS in which the Fund will invest are issued in a senior/subordinated structure. In these structures, the senior class investors have greater protection against potential losses on the underlying loans or assets than do the subordinated class investors.

    In senior/subordinated structures, Non-Agency RMBS, CMBS and ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of a failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price the Fund pays for a security.

MBS Expected Average Maturity and Stated Final Maturity

    The stated final maturity of an MBS or ABS often corresponds to the last scheduled payment of the longest maturity individual loan in the underlying pool of assets. The expected average maturity of an MBS or ABS, often referred to as "weighted average life," as described below, depends upon the expected timing of all the return of principal from the security, which in turn depends upon assumptions regarding the expected cash flow from the underlying pool, including scheduled principal, prepayments and other factors that may affect cash flow.

    Weighted average life is a measure of expected average maturity for an MBS or ABS that pays principal to investors over a period of time, rather than on a single maturity date. It is equal to the projected weighted average time to return of principal from the MBS or ABS, based upon assumptions regarding prepayments and other factors that may affect cash flow.

    The Adviser primarily intends to select securities that, at the time of purchase, based upon the Adviser's assumptions regarding prepayments and other factors, have a Weighted Average Life of less than 13 years.

MBS Rated Below Investment Grade

    The Fund may invest up to 20% of its total assets in MBS that at the time of investment are below investment grade quality, including securities rated Ba, BB or B by Moody's, S&P or Fitch, or that are unrated and of comparable credit quality. Securities of non-investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds" and "high risk high yield bonds." The Fund may invest up to 5% of total assets in unrated MBS that represent the lowest tier of subordination from the cash flows of a pool of mortgage loans and that are considered to be of credit quality below securities rated "B." The Fund will not invest in securities that at the time of purchase are in default.

    Generally, lower rated or unrated securities of comparable or lower credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and unrated securities of comparable credit quality will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative, and may have limited marketability.

U.S. Government Securities

     U.S. government securities include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, as well as obligations of agencies and instrumentalities of the U.S. government. U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Obligations of agencies and instrumentalities of the U.S. government often are not backed by the full faith and credit of the U.S. government.

New Types of Instruments

    Investors should note that new types of MBS and hedging instruments in which the Fund may invest are developed and marketed from time-to-time and that, consistent with its investment restrictions, the Fund expects to invest in those securities and instruments that the Adviser believes may assist the Fund in achieving its investment objectives and that the Board of Directors deems appropriate and in the best interests of shareholders. Investments in these securities and instruments will be disclosed to shareholders in the Fund's annual, semi-annual and other reports.

                                  RISK FACTORS

    An investment in the Fund is subject to a number of risks and special considerations. The net asset value of the Fund's Common Shares will fluctuate with and be affected by, among other things, credit risk, interest rate risk, bond market risk, prepayment risk, leverage risk and risks associated with interest rate swaps and other hedging transactions. In addition, an investment in Common Shares will be subject to discount risk, economic sector risk and inflation risk. Each of these risks is more fully described below.

Recently Organized

    The Fund is a recently organized, diversified, closed-end management investment company and has no operating history.

Discount from Net Asset Value

    The shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset values, but may trade at a premium. The Fund cannot predict whether its Common Shares will trade at, above or below net asset value. The value of the debt securities in the Fund's investment portfolio and its net asset value will fluctuate, generally inversely, with changes in interest rates. The possibility that Common Shares of the Fund will trade at a discount from net asset value is a separate risk from the risk that the Fund's net asset value will decrease. The Fund will employ various hedging transactions to hedge against the negative fluctuations in net asset value that may result from certain changes in interest rates. Market price risk may be greater for investors who intend to sell their Common Shares in a relatively short period after completion of this offering.

    In an effort to reduce or eliminate a market value discount from net asset value, the Fund may, in accordance with applicable law and subject to the rights of holders of any preferred shares, repurchase Common Shares in the open market or tender for Common Shares at net asset value as of the close of business on the date that the tender offer ends, in either case, in amounts deemed advantageous to the Fund and the shareholders. The Fund may incur debt to finance repurchases, which poses certain risks to shareholders. Any borrowings for this purpose will be subject to the asset coverage requirements and borrowing restrictions of the 1940 Act and, if preferred shares are issued by the Fund, any investment guidelines established in connection with preferred shares. There can be no assurance that the Board of Directors will authorize such repurchases and/or tender offers or that, if undertaken, such actions will result in an improvement in the price of the Common Shares. See "Determination of Net Asset Value" and "Repurchase of Common Shares and Conversion to Open-end Status" for more information.

Interest Rate Risk

    Interest rate risk is the risk that debt securities will decline in value because of changes in interest rates. Generally, MBS will decrease in value when interest rates rise and increase in value when interest rates fall. This means that the net asset value of the Fund's Common Shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's MBS holdings. The values of the longer-term bonds fluctuate more in response to changes in interest rates than do the values of shorter-term bonds. Conversely, the values of non-investment grade bonds are less likely than those of investment grade bonds to fluctuate inversely with changes in interest rates. The Fund's use of leverage, as described below, will tend to increase the interest rate risk of the Fund's Common Shares.

Inflation Risk

    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

Credit Risk

    Credit risk is the risk that one or more securities in the Fund's portfolio will (1) decline in price due to deterioration of the issuer's or underlying pool's financial condition or other events or (2) fail to pay interest or principal when due. The Fund will invest at least 80% of its total assets in investment grade quality securities (1) issued or guaranteed by the U.S. government or any agency or instrumentality thereof, (2) rated BBB- or Baa3 or higher by at least one rating agency or (3) unrated but judged to be of comparable quality by the Adviser. The Fund may invest up to 20% of its total assets in securities that are rated BB, Ba or B or are unrated. The Fund may invest up to 5% of total assets in unrated MBS that represent the lowest tier of subordination from the cash flows of a pool of mortgage loans and that are considered to be of credit quality below securities rated "B." The Fund will not invest in securities that at the time of purchase are in default.

    Under normal market conditions, the Fund will invest to a significant degree in subordinated classes of MBS, including Non-Agency RMBS and CMBS, and may invest in subordinated classes of ABS. Subordinated classes of MBS and ABS are entitled to receive repayment of principal only after all such required principal payments have been made to more senior classes, and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater degree of non-payment than are senior classes or MBS guaranteed by an agency or instrumentality of the U.S. government. In addition, in certain market conditions, the market for subordinated classes of MBS may not be as liquid as for other fixed income securities.

    In general, lower rated MBS carry a greater degree of risks associated with negative developments, such as a general economic downturn or an increase in delinquencies in the pool of underlying mortgages that secure an MBS, than higher grade MBS. Accordingly, the prices of these lower grade bonds are more sensitive to negative developments than are the prices of higher grade securities. Bonds of below investment grade quality are predominantly speculative with respect to the issuer's or pool's capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

Prepayment Risk

    The investment characteristics of MBS and real estate-related ABS differ from those of traditional debt securities. The major differences include the fact that, on certain MBS and real estate related ABS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty.

    In periods of declining mortgage interest rates, prepayments on MBS and real estate-related ABS generally increase. If interest rates in general also decline, the amounts available for reinvestment by the Fund during such periods are likely to be reinvested at lower interest rates than the Fund was earning on the securities that were prepaid. Such securities may decrease more in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

    In general, changes in both prepayment rates and interest rates will change the total return of MBS and real estate related ABS. Under certain interest rate or prepayment scenarios, the Fund may fail to recoup fully its investment in such securities, even if the securities have been assigned the highest rating by a ratings agency or are issued or guaranteed by the U.S. government or one if its agencies or instrumentalities. The Fund may use hedging techniques to attempt to mitigate this risk.

    Unlike most single family residential mortgages, commercial real estate mortgages often contain provisions that substantially reduce the likelihood that they will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

    Under normal market conditions, the Fund will attempt to reduce portfolio prepayment risk by investing in MBS, such as certain Non-Agency RMBS, whose returns may be enhanced by faster prepayments, and also investing in MBS, such as certain Agency MBS, whose returns may be enhanced by slower prepayments.

Bond Market Risk

    The value of debt securities tend to fall as interest rates rise. In addition, such securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the portfolio securities owned by the Fund would cause a decline in the Fund's net asset value, which in turn is likely to cause a corresponding decline in the market price of the Common Shares.

    Investing in MBS and ABS involves certain risks. The yield spreads of the Fund's securities, or yield differentials between the Fund's securities and Treasury or Agency securities with comparable maturities, may widen, causing the Fund's assets to underperform Treasury and Agency securities. The amount of public information available about the MBS and ABS in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical capabilities of the Adviser than if the Fund were a stock fund or corporate bond fund. The secondary market for certain types of MBS and ABS may be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.

Economic Sector Risk

    Under normal market  conditions,  the Fund will be fully  invested in Agency
MBS, Non-Agency RMBS, CMBS and ABS. The Fund will invest primarily in debt instruments secured by interests in real estate. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences that affect real estate, and may increase the potential for fluctuation in the net asset value of the Fund's Common Shares.

Leverage Risk

    The use of leverage creates an opportunity for increased net income and returns, but also creates certain risks for shareholders. In borrowing, the Fund will pay interest on borrowed money and may incur other transactions costs, and will pledge some assets as collateral. Borrowing expenses can exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money.

    The Fund's leverage strategy may not be successful, and creates certain risks for shareholders. Any decrease in value of the Fund's investments will be borne entirely by shareholders as a corresponding decline in the Fund's net asset value. Therefore, if the market value of the Fund's portfolio decreases, leverage will result in a greater decrease in net asset value to shareholders than if the Fund were not leveraged. Such greater net asset value decrease would also tend to cause a greater decline in the market price for the Common Shares.

    To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital loss to the Fund, with a corresponding decline in the Fund's net asset value. In addition, such prepayment would likely result in the Fund seeking to terminate early all or a portion of any interest rate swap transaction used to hedge leverage borrowing costs. Early termination of the swap could result in a termination payment by the Fund.

    In times of volatile markets, a drop in the value of the Fund's portfolio securities may cause the Fund to violate agreed upon loan covenants. This could result in a default under such loan agreements causing an early call of a loan and/or the payment of penalties to the lender; thereby causing a loss of income and/or principal to the Fund. The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation.

Interest Rate Transaction Risk

    The Fund may enter into interest rate swap or cap transactions to attempt to protect itself from increasing borrowing costs resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap which may result in a decline in the net asset value of the Fund.

    Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap to offset the rate of interest on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such default could negatively impact the net asset value of the Fund's Common Shares. Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap with any counterparty that the Adviser believes does not have the financial resources to honor its obligation under the interest rate swap transaction. Further, the Adviser will monitor the financial stability of a counterparty to an interest rate swap transaction in an effort to protect the Fund against the risk of counterparty default. In addition, at the time an interest rate swap reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement transaction will not be as favorable as on the expiring transaction. If this occurs, it could impair the performance of the Fund's Common Shares.

    If the current net market value of an interest rate swap is negative to the Fund and positive to the counterparty, the Fund will be required in most instances under the terms of the swap agreement to pledge some assets as collateral. The market of collateral that the Fund is required to post would generally be equal to or greater than the net market value of the interest rate swap, and the Fund could be exposed to additional margin requirements, depending upon subsequent changes in the market value of the collateral and the net market value of the interest rate swap.

    Total Rate of Return Swap Transactions. Total rate of return swap transactions involve risks that are similar to those of interest rate swaps, and also involve additional risks. The total rate of return of a published index or basket of bonds may exhibit substantial volatility. The total rate of return of an index in any given period may be positive or negative, and if it is negative and the Fund is receiving the total rate of return of that index in its part of the swap agreement, the Fund would be required to make a payment to the counterparty in addition to that required on the other, generally floating rate, part of the swap agreement. Also, the index on which the swap is based may cease to be published, or unusual market conditions in the basket of bonds on which the swap is based may prevent the index total rate of return from being calculated, in which case other provisions in the swap agreement may be invoked which could cause the Fund to lose some of the anticipated benefit from the swap, or otherwise reduce the Fund's return.

Hedging Transactions

    The Fund may employ a variety of Hedging Transactions, including interest rate swap transactions, interest rate caps and floors, total rate of return swap transactions (See "Interest Rate Transaction Risk" above), futures, options on securities and futures, short sales, when-issued purchases and forward commitments. The Hedging Transactions expected to be employed by the Fund involve certain risks, and there can be no assurance that any such transaction used will succeed. The principal risks relating to the use of Hedging Transactions are: (a) possible imperfect correlation between changes in the value of the hedging instrument and the changes in the market value of the underlying securities; (b) possible lack of a liquid secondary market for closing out or offsetting a hedging position; (c) losses on hedging positions resulting from general movements in securities prices or interest rate movements not anticipated by the Adviser, and (d) the possibility that the Fund could be obligated to pay variation margin on a hedging position at a time when it would be disadvantageous to do so.

    While the use of Hedging Transactions should tend to minimize the risk of loss resulting from a decline in the value of hedged portfolio securities, these transactions will tend to limit any potential gain that could result from an increase in the value of these securities. Such transactions also are subject to the risk that, if the Adviser is incorrect in its forecast of interest rates, market values or other economic factors affecting such a transaction, the Fund would have been better off if it had not entered into the transaction. Please refer to "Additional Risk Factors" in the Statement of Additional Information for more information on the risks associated with Hedging Transactions.

    Futures Transactions. The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to hedge successfully will depend on the Adviser's ability to forecast pertinent market movements, which cannot be assured. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options purchased by the Fund, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce net asset value. Income earned by the Fund from its hedging activities generally will be treated as capital gains.

Anti-Takeover Provisions

    Certain anti-takeover provisions adopted by the Fund will make a change in the Fund's business or management without the approval of the Board of Directors more difficult and might have the effect of depriving shareholders of an opportunity to sell their Common Shares at a premium above the prevailing market price. For a discussion of these and other anti-takeover provisions. (See "Description of Capital Stock--Anti-Takeover Provisions of the Articles of Incorporation and By-Laws.")

Dividends and Distributions

    Subject to market conditions, the Fund will seek to provide its shareholders with a relatively stable level of dividends per share paid from net investment income. The Board of Directors may, in its sole discretion, change the Fund's current dividend policy in response to market or other conditions. The Fund's ability to maintain a stable level of dividends is a function of the yield generated by the Fund's investments, which depends on market conditions at the time those investments are made and on the performance of those investments.

    Capital gains, if any, will be distributed at least annually. Shareholders may elect to participate in the Fund's dividend reinvestment plan. (See "Dividend Reinvestment Plan.") "Net investment income," as used above, includes all dividends, interest and other income earned by the Fund on its portfolio holdings, net of the Fund's expenses. Monthly notices will be provided in accordance with Section 19(a) of the 1940 Act. For a discussion of certain possible restrictions on the Fund's ability to declare dividends on the Common Shares (see "Investment Objectives, Policies and Restrictions--Investment Policies--Leverage and Borrowing.")

    The Fund will not be permitted to declare dividends or other distributions with respect to the Common Shares or purchase Common Shares unless at the time thereof the Fund meets certain asset coverage requirements, including those imposed by the 1940 Act. Failure to pay dividends or other distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code.

Portfolio Turnover

    The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although the Fund cannot accurately predict its portfolio turnover rate, it is not expected to exceed 100% of the entire portfolio annually under normal market conditions. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Adviser, investment considerations warrant such action. A higher turnover rate results in correspondingly greater transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, may be taxable as ordinary income. See the Statement of Additional Information for more information on taxation.

Recent Developments

    As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2002, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. These long-term effects may include changes in default rates, property values, rental income and access to insurance coverage. These changes may lag behind general economic conditions. In the future, disruptions of the financial markets could also impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

    Given the above-described investment risks inherent in the Fund, investment in Common Shares of the Fund should not be considered a complete investment program and is not appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

                             MANAGEMENT OF THE FUND

Board of Directors

    The management of the Fund, including general supervision of the duties performed by the Adviser and Subadviser, is the responsibility of the Board of Directors. (See "Directors and Officers") in the Statement of Additional Information for more information.

Adviser

    The Fund has engaged Hyperion Capital Management, Inc., a leading MBS manager, to provide professional investment management for the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") dated June 18, 2002. The Adviser is a Delaware corporation which was organized in February 1989. The Adviser is an SEC registered investment adviser under the Investment Advisers Act of 1940, as amended. The business address of the Adviser and its officers and directors is One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404. Subject to the authority of the Board of Directors, the Adviser is responsible for overall management of the Fund's business affairs. As of May 31, 2002, the Adviser has $6.1 billion in assets under management. The Adviser's clients include pensions, foundations and endowments, insurance companies and closed-end mutual funds. In its investment process, the Adviser focuses on relative value opportunities, particularly in the MBS and ABS markets.

     The Adviser is a subsidiary of HCM Holdings, Inc. ("HHI"). LSR Capital HCM, L.L.C. ("LSR") owns 61.75% of HHI. LSR Hyperion Corp. is the managing member of LSR. Lewis S. Ranieri is the sole shareholder of LSR Hyperion Corp.

     Lewis S. Ranieri, a former Vice Chairman of Salomon Brothers Inc ("Salomon Brothers"), is the Chairman of the Board of the Adviser and Chairman and Director of the Fund. Mr. Andrew Carter is Vice Chairman of the Adviser, but does not serve on the Adviser's Board of Directors. Clifford E. Lai, the President of the Fund, is the President and a Director of the Adviser, and may be entitled, in addition to receiving a salary from the Adviser, to receive a bonus based upon a portion of the Adviser's profits. Mr. John Feeney is a Director and Managing Director, Marketing of the Adviser. Mr. John H. Dolan is a Director and Managing Director, Chief Investment Officer of the Adviser and Vice President of the Fund. Thomas F. Doodian, Treasurer of the Fund, and Joseph Tropeano, Secretary of the Fund, are also employees of the Adviser.

    The Adviser provides advisory services to several other registered investment companies which invest in MBS. Its management includes several individuals with extensive experience in originating, evaluating and investing in MBS, RMBS and ABS, and in using hedging techniques. Lewis S. Ranieri was instrumental in the development of the secondary MBS market and the creation and development of secondary markets for conventional mortgage loans, CMOs and other mortgage-related securities. While at Salomon Brothers, Mr. Ranieri directed that firm's activities in the mortgage, real estate and U.S. Government guaranteed areas. Clifford E. Lai was Managing Director and Chief Investment Strategist for Fixed Income at First Boston Asset Management Corporation.

     Portfolio Management. Mr. John H. Dolan, Director and chief investment officer of the Adviser, will be primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Dolan was recently appointed to chief investment officer of the Adviser and has served as chief investment strategist of the Adviser since 1998. Formerly, Mr. Dolan was managing director at Bankers Trust.

Advisory Agreement

    On June 18, 2002, the Board of Directors of the Fund, including those persons identified as interested persons and a majority of the Directors who are not parties to the Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party (the "Disinterested Directors"), approved the Advisory Agreement. At the time of the Board's approval of the Advisory Agreement, Lewis S. Ranieri was an interested person of the Fund. The Advisory Agreement was approved by Hyperion Capital Management, Inc., the sole shareholder of the Fund. The Advisory Agreement will continue in effect for two years and then from year to year, but only so long as such year to year continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund or by the Adviser, on 60 days' written notice by either party to the other. The Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

    The Fund has retained the Adviser to manage the investment of the Fund's assets and to provide, with the assistance of Lend Lease Hyperion Capital Advisors, L.L.C. (the "Subadviser"), such investment research, advice and supervision, in conformity with the Fund's investment objectives and policies, as may be necessary for the operations of the Fund.

    The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and will pay all salaries of the Fund's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services which is equal to 0.65% per annum of the Fund's average weekly net assets, which, for purposes of determining the Adviser's fee, shall be the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Common Shares.

Subadviser

    The Adviser has engaged the Subadviser to provide subinvestment advisory services for investments in CMBS, pursuant to an Investment Subadvisory Agreement (the "Subadvisory Agreement") dated June 18, 2002. The amount of the Fund's assets allocated to the Subadviser is determined by the Adviser. The Subadviser, an SEC registered investment adviser, is a Delaware limited liability company, organized on June 2, 1995, and as of May 31, 2002, managed approximately $1.29 billion in CMBS. The business address of the Subadviser and its officers and managers is One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404.

    The overall portfolio management strategy undertaken by the Subadviser on behalf of the Fund is mutually determined by the Adviser and the Subadviser. The execution of the management strategy is conducted under the general supervision and direction of the Subadviser's investment committee.

    The Subadviser is owned equally by Lend Lease Real Estate Investments, Inc. ("LLREI") and the Adviser and was formed for the purpose of managing portfolios of CMBS. The Subadviser combines the fixed income expertise of the Adviser with the extensive real estate resources of LLREI. LLREI is an indirect wholly-owned subsidiary of Lend Lease Corporation Limited, an integrated real estate and financial services company established in 1958 as a New South Wales, Australia corporation. Listed on the Australian and New Zealand stock exchanges, Lend Lease Corporation Limited has substantial global interests operating in the United States, the Asia-Pacific Region, South America and Europe, and also has a market capitalization in excess of $3 billion as of December 31, 2001. As of December 31, 2001, Lend Lease Corporation Limited's global real estate investment management business has approximately $47 billion in real estate assets under management on five continents.

    LLREI is a full service real estate investment adviser with experience in investing and managing commercial real estate assets for institutional lenders and owners. LLREI manages one of the largest portfolios in the United States of real estate assets owned by pension plans and other tax exempt investors. LLREI has substantial experience in the origination and servicing of whole loans, the acquisition and resolution of troubled loans and the management of diverse real estate related assets. LLREI is headquartered in Atlanta, Georgia and has 11 regional offices located throughout the United States. The firm's regional operations are full service offices with valuation professionals, asset managers, and acquisition and disposition specialists. The business address of LLREI is 3424 Peachtree Road., N.E., Suite 800, Atlanta, Georgia 30326.

Subadvisory Agreement

    On June 18, 2002, the Board of Directors of the Fund, including a majority of the Disinterested Directors, approved the Subadvisory Agreement. The Subadvisory Agreement was approved by Hyperion Capital Management, Inc., the sole shareholder of the Fund. The Subadvisory Agreement contains the same provisions with respect to continuation and termination as does the Advisory Agreement.

    The Subadvisory Agreement provides, among other things, that the Subadviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Subadvisory Agreement. The Subadvisory Agreement provides that the Adviser shall pay to the Subadviser a monthly fee for the Subadviser's services. The amount of this fee is equal to an annual percentage of the portion of the Fund's average weekly value of the total assets that are invested in CMBS. This annual percentage is determined by the credit rating of the CMBS at the time of purchase, and ranges from 1.00% for unrated CMBS to 0.13% for AAA/Aaa rated CMBS. The Adviser pays the Subadviser's fee out of the fee that the Adviser receives from the Fund.

Administration and Subadministration Agreements

    The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator will perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. For these services, the Fund will pay a monthly fee at an annual rate of 0.20% of its average weekly assets.

    The Fund and the Administrator have entered into a Sub-Administration Agreement with State Street Bank and Trust Company (the "Subadministrator"). The Subadministrator will perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations. For these services, the Administrator will pay a monthly fee at an annual rate of at least $110,000.

Determination of Net Asset Value

    The net asset value of the Common Shares will be computed based upon the value of the Fund's portfolio securities and other assets, less all liabilities. Net asset value per Common Share will be determined as of the close of the Exchange no less frequently than the second to the last business day of each week and the last business day of each month. The Fund calculates net asset value per Common Share by subtracting (i) the Fund's liabilities (including accrued expenses), (ii) accumulated and unpaid dividends on any outstanding preferred shares, (iii) the aggregate liquidation value any outstanding preferred shares and (iv) any dividends payable on the Common Shares, from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding. Please see the Statement of Additional Information for more information.

          REPURCHASE OF COMMON SHARES AND CONVERSION TO OPEN-END STATUS

Repurchase of Common Shares

    Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's Common Shares may also trade at a discount to their net asset value. The market price of the Fund's Common Shares will be determined by such factors as relative demand for and supply of Common Shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although shareholders will not have the right to redeem their Common Shares, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares at net asset value. During a tender offer, the Fund will publish how shareholders may readily ascertain the net asset value. For more information see "Repurchase of Common Shares" in the Statement of Additional Information.

Conversion to Open-End Status

    The Fund's Board of Directors may elect to submit to the Fund's shareholders at any time a proposal to convert the Fund to an open-end investment company and, if the Fund has issued preferred shares, the retirement of any outstanding preferred shares, as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this proposal to shareholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of releveraging, the spread, if any, between yields on high yield high risk securities in the Fund's portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Maryland law, conversion of the Fund to an open-end investment company would require the affirmative vote of the holders of 75% of each class of the shares entitled to be voted on the matter. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption. If the Fund converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the Common Shares would no longer be listed on the Exchange. In the event the Fund converts to open-end status, the Fund would only be able to borrow through bank borrowings within certain limits and would not be allowed to issue preferred shares.

                           DIVIDEND REINVESTMENT PLAN

    Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), holders of Common Shares may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Common Shares. Pursuant to the Plan, shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash or in shares, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Common Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if
(2) the market price of the Common Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Common Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise would incur to raise additional capital. If net asset value exceeds the market price of Common Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund Common Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, the Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Common Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Common Shares, resulting in acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Fund will not issue Common Shares under the Plan below net asset value.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account.

    The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those Common Shares purchased pursuant to the Plan.

    In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

    The Fund will not charge participants for reinvesting dividends or capital gain distributions through the plan, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commission charged with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

    Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

    The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions. See "Taxation--Federal Tax Treatment of Holders of Common Shares" in the Statement of Additional Information.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 366, Boston, MA 02101.

                                    TAXATION

    The Fund will distribute substantially all of its net investment income and gains to shareholders. Such distributions are taxable as ordinary income or capital gains to the shareholder. Shareholders may be proportionately liable for taxes on income and gains of the Fund, but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform shareholders of the amount and nature of the income or gains.

    Please see the Statement of Additional Information for a more detailed discussion of the federal income tax issues associated with the purchase of the Fund's Common Shares.

                          DESCRIPTION OF CAPITAL STOCK

General

    The Fund has authorized capital of 50,000,000 Common Shares, par value $0.01 per share, and no shares of preferred stock. The Articles of Incorporation permit the Board of Directors to classify and reclassify any unissued Common Shares and to increase or decrease the authorized capital of the Fund. The Board of Directors may create a class of preferred shares. Please see "Preferred Shares" in the Statement of Additional Information. The Common Shares and preferred shares, if authorized and issued, will be fully paid and nonassessable. There are no preemptive rights.

Common Shares

    The Fund has no present intention of offering any additional Common Shares except through the offering outlined in this Prospectus and pursuant to the Dividend Reinvestment Plan. Other offerings of its Common Shares, if made, will require approval by the Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares may not be issued at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding voting securities. The rights of Common Shares with respect to dividends and distributions are described under "Risk Factors--Dividends and Distributions." Each Common Share is entitled to participate equally in the net distributable assets of the Fund upon liquidation.

Voting

    On each matter submitted to a vote of the holders of the Common Shares, each holder shall be entitled to one vote for each Common Share owned. Except as noted in the Statement of Additional Information under "Preferred Shares," the Common Shares and the preferred shares, if authorized and issued, will have equal voting rights of one vote per share and vote together as a single class.

    Please see the Statement of Additional Information for more information on how preferred shares may affect the voting rights of the holders of Common Shares.

    The Fund is required by the rules of the Exchange to hold annual meetings of shareholders. The first annual meeting of shareholders is scheduled for April 2003.

Anti-Takeover Provisions of the Articles of Incorporation and By-Laws

    The Fund presently has provisions in its Articles of Incorporation and By-Laws (commonly referred to as "anti-takeover" provisions) which may have the effect of limiting the ability of other entities or a person to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

    First, a Director may be removed from office only for cause by vote of at least 75% of the shares entitled to be voted in an election of such Director. Second, to authorize the Fund's conversion from a closed-end to an open-end investment company, (a) the affirmative vote of the holders of at least 75% of the shares entitled to vote on this matter and (b) the favorable vote of the majority of the total number of Directors of the Fund will be required. Third, the Board of Directors is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two year period. In addition, under the Articles of Incorporation, the Fund has elected to be subject to provisions of the Maryland General Corporation law that generally provide that certain mergers, consolidations, share exchanges, asset sales, stock issuances, liquidations or dissolutions, reclassification of securities or recapitalization and other transactions ("Business Combinations"), with a beneficial owner of 10% or more of the voting power of a Maryland corporation (an "Interested Shareholder") or any affiliate of an Interested Shareholder must be recommended by the Board of Directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by outstanding shares of voting stock of the corporation and (ii) 66 2/3% of the votes entitled to be cast by holders of voting stock other than voting stock held by the Interested Shareholder who will (or whose affiliate will) be a party to the Business Combination or by an affiliate or associate of the Interested Shareholder, unless certain value and other standards are satisfied or some other statutory exemption is available. The affirmative vote of at least 75% of the shares entitled to vote on the matter will be required to amend Articles of Incorporation to change any of the foregoing provisions.

    The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law (absent the elections described above) or under the 1940 Act, will make a change in the Fund's business or management more difficult and may have the effect of depriving holders of Common Shares of an opportunity to sell Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Directors, however, has considered these anti-takeover provisions and believes they are in the best interests of holders of Common Shares.

                                  UNDERWRITING

    The underwriters named below (the "Underwriters"), acting through Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, and A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103, as their representatives (the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and the Adviser (the "Underwriting Agreement"), to purchase from the Fund the number of Common Shares set forth below opposite their respective names.

                      Underwriter                     Number of Shares
     --------------------------------------------    -----------------
     Raymond James & Associates, Inc.............
     A.G. Edwards & Sons, Inc....................
     Advest, Inc.................................
     H&R BLOCK Financial Advisors, Inc...........
     Charles Schwab & Co., Inc...................
     Fahnestock & Co., Inc.......................
     Ferris, Baker Watts Inc.....................
     J.J.B. Hilliard, W.L. Lyons, Inc............
     Janney Montgomery Scott LLC.................
     Legg Mason Wood Walker, Incorporated........
     McDonald Investments, Inc., a KeyCorp Company
     Ryan, Beck & Co., LLC.......................
     SWS Securities, Inc.........................
     Wedbush Morgan Securities...................
               Total

    The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions, including the absence of any materially adverse change in the Fund's business and the receipt of certain certificates, opinions and letters from the Fund and the Fund's attorneys and independent accountants. The nature of the Underwriters' obligation is such that they are committed to purchase all Common Shares offered hereby if any of the Common Shares are purchased.

    The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of ______ additional Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter's initial commitment.

    The Representatives have advised the Fund that the Underwriters propose to offer some of the Common Shares directly to investors at the offering price of $15.00 per Common Share, and may offer some of the Common Shares to certain dealers at the offering price less a concession not in excess of $____ per Common Share, and such dealers may reallow a concession not in excess of $____ per Common Share on sales to certain other dealers. The Fund has agreed to pay the Underwriters up to $125,000 in reimbursement of their expenses. The Common Shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters, and subject to their right to reject orders in whole or in part.

    The Fund's Common Shares have been approved for listing on the Exchange under the symbol "HSM." In order to meet the requirements for listing the Common Shares on the Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is 100 Common Shares ($1,500). Prior to this offering, there has been no public market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives.

    The Fund and the Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

    The Fund has agreed not to offer or sell any additional Common Shares of the Fund, other than as contemplated by this prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

    The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may so act while they are Underwriters.

    Until the distribution of Common Shares is completed, rules of the SEC may limit the ability of the Underwriters and certain selling group members to bid for and purchase the Common Shares. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the Common Shares. Such transactions may consist of short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase in the offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the Common Shares while the offering is in progress.

    The Underwriters also may impose a penalty bid. This occurs when a particular Underwriter repays to the other Underwriters all or a portion of the underwriting discount received by it because the Representatives have repurchased shares sold by or for the account of such Underwriter in stabilizing or short covering transactions.

    These activities by the Underwriters may stabilize, maintain or otherwise affect the market price of the Common Shares. As a result, the price of the Common Shares may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the Underwriters without notice at any time. These transactions may be effected on the Exchange, or otherwise.

                          VALIDITY OF THE COMMON SHARES

    The validity of the Common Shares offered hereby is being passed on for the Fund by Sullivan & Worcester, LLP, Washington, D.C. Piper Rudnick LLP, Baltimore, Maryland, will opine on certain matters pertaining to Maryland law.

                       CUSTODIAN, TRANSFER AGENT, DIVIDEND
                         DISBURSING AGENT AND REGISTRAR

    The Fund's securities and cash will be held by State Street Bank and Trust Company, whose principal business address is Two Avenue de Lafayette, Boston, Massachusetts 02105, as custodian (the "Custodian") under a custodian contract. Under the custodian contract, the Custodian is responsible for determining the net asset value for the Fund and maintaining all accounting records related thereto.

    American Stock Transfer & Trust Company, whose principal business address is 6201 15th Avenue, Brooklyn, New York 11219, serves as dividend disbursing agent under the Plan and as transfer agent and registrar for the Common Shares.

                             REPORTS TO SHAREHOLDERS

    The Fund will send unaudited semiannual and audited annual reports to its shareholders, including a list of investments held.

                               FURTHER INFORMATION

    The Fund is subject to the informational requirements of the 1934 Act, and the 1940 Act, and in accordance therewith will file reports and other information with the SEC. Such reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, Washington, D.C. 20549 and the SEC's regional offices at The Woolworth Bldg., 233 Broadway, New York, New York 10279. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the Exchange.

                                TABLE OF CONTENTS

                                     of the

                       STATEMENT OF ADDITIONAL INFORMATION

       General Information.................................     3
       Additional Information About Investment Policies and
       Fund                                                     3
         Investments.......................................
       Directors and Officers..............................     5
       Compensation of Directors...........................    10
       The Adviser, Subadviser and Administrator...........    11
       Portfolio Transactions and Brokerage................    12
       Determination of Net Asset Value....................    12
       Repurchase of Common Shares.........................    13
       Preferred Shares....................................    14
       Portfolio Maturity and Turnover.....................    16
       Taxation............................................    16
       Performance Information.............................    19
       Financial Statements................................    26

                                   APPENDIX A

                        RATINGS OF CORPORATE OBLIGATIONS

Standard & Poor's describes classifications of bonds as follows:

    "AAA" Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    "AA" Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.

    "A" Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    "BBB" Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    "BB," "B," "CCC," "CC," "C" Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

    "C1" The rating "C1" is reserved for income bonds on which no interest is being paid.

Fitch IBCA describes classifications of bonds as follows:

    "AAA" ratings denote the highest credit quality and the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    "AA" ratings denote a very high credit quality and a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    "A" ratings denote a high credit quality and a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    "BBB" ratings indicate good credit quality and that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    "BB" ratings indicate speculative bonds and that there is a possibility of credit risk developing, particularly as a result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

    "B" ratings indicate highly speculative bonds and that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    "CCC" and "C" ratings denote high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

Moody's Investors Service, Inc. describes classifications of bonds as follows:

    "Aaa" Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    "Aa" Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    "A" Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    "Baa" Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    "Ba" Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    "B" Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    "Caa" Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    "Ca" Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    "C" Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

================================================================================

    No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the fund. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities other than the registered securities to which it relates. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy in any circumstances in which such offer or solicitation is unlawful.

                                               ---------------

                                TABLE OF CONTENTS

       Prospectus Summary...............      5
       Fee Table........................      9
       The Fund.........................      9
       Use of Proceeds..................     10
       Investment Objectives, Policies
       and                                   10
         Restrictions...................
       Description of Fund Investments..     17
       Risk Factors.....................     20
       Management of the Fund...........     24
       Repurchase of Common Shares and
         Conversion to Open-end Status..     27
       Dividend Reinvestment Plan.......     27
       Taxation.........................     28
       Description of Capital Stock.....     28
       Underwriting.....................     29
       Validity of the Common Shares....     31
       Custodian, Transfer Agent,
       Dividend                              31
         Disbursing Agent and Registrar.
       Reports to Shareholders..........     31
       Further Information..............     31
       Appendix A-- Ratings of Corporate
         Obligations....................     33

     The Table of Contents for the Statement of Additional Information is found on page ___ .

                                               ---------------

    Until August 19, 2002 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


===============================================================================

                             _____________ Common Shares

                             The Hyperion Strategic
                           Mortgage Income Fund, Inc.

                                 ---------------
                                   PROSPECTUS
                                 ---------------

                                  Raymond James
                            A.G. Edwards & Sons, Inc.

                                  Advest, Inc.
                               H&R Block Financial
                                 Advisors, Inc.
                           Charles Schwab & Co., Inc.
                              Fahnestock & Co. Inc.
                               Ferris, Baker Watts
                                  Incorporated
                        J.J.B. Hilliard, W.L. Lyons, Inc.
                           Janney Montgomery Scott LLC
                             Legg Mason Wood Walker
                                  Incorporated
                            McDonald Investments Inc.
                                Ryan, Beck & Co.
                         Including the Gruntal Division
                                 SWS Securities
                            Wedbush Morgan Securities

                                 July 23, 2002










=============================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                The Hyperion Strategic Mortgage Income Fund, Inc.
                                One Liberty Plaza
                            165 Broadway, 36th Floor
                             New York, NY 10006-1404
                                 (800) Hyperion

                                  July 23, 2002

    This Statement of Additional Information for The Hyperion Strategic Mortgage Income Fund, Inc. (the "Fund"), relating specifically to the Fund's prospectus (the "Prospectus"), consists of this cover page and the information listed in the Table of Contents.

    This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus of the Fund dated July 23, 2002 and as supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling or writing to the Fund at the telephone number or address set forth above.

    The Prospectus and this Statement of Additional Information are part of the registration statement filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C., which includes additional information regarding the Fund. The registration statement may be obtained from the Commission upon payment of the fee prescribed, inspected at the Commission's office at no charge or on the Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

                General Information.................................     3
                Additional Information About Investment Policies and
                Fund Investments....................................     3
                Directors and Officers..............................     5
                Compensation of Directors...........................    10
                The Adviser, Subadviser and Administrator...........    11
                Portfolio Transactions and Brokerage................    12
                Determination of Net Asset Value....................    13
                Repurchase of Common Shares.........................    13
                Preferred Shares....................................    14
                Portfolio Turnover..................................    16
                Taxation............................................    16
                Performance Information.............................    19
                Financial Statements................................    27

                               GENERAL INFORMATION

    The Fund is a recently organized, diversified, closed-end management investment company organized as a Maryland corporation on May 17, 2002. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Defined terms used in this document have the same meanings as in the Prospectus. No investment in the Fund should be made without first reading the Prospectus.

                          ADDITIONAL INFORMATION ABOUT
                    INVESTMENT POLICIES AND FUND INVESTMENTS

    Most of the different types of securities in which the Fund may invest, subject to its investment objectives, policies and restrictions, are described in the Prospectus, under "Investment Objectives, Policies and Restrictions," "Description of Fund Investments" and "Risk Factors." Additional information concerning certain of the Fund's investment policies and risks is set forth below.

Other Investment Policies

     Calls and Puts on Securities and Related Options. The Fund may engage in various put and call transactions. The Fund may hedge through the use of call and put options ("calls" and "puts") on U.S. government securities and futures that are traded on U.S. securities exchanges and in U.S. over-the-counter markets. The Fund would use these transactions as a hedge and not as a speculative investment.

    The Fund may purchase and sell calls on these securities or indices thereof. Sales of calls will be "covered" while the call is outstanding (i.e., the Fund owns the securities subject to the call or other securities acceptable for applicable escrow requirements). Some contracts are "cash settled" (i.e., the Fund pays the difference between the call and market price in cash when the market price is higher). Cash-settled calls also may be covered. The Fund does not intend to sell any cash-settled calls that are not covered. If a call sold by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price.

    A put option gives the purchaser of the option the right to sell and the writer, if the purchaser exercises his right, the obligation to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option the right to buy and the writer, if the purchaser exercises his right, the obligation to sell the underlying security at the exercise price during the option period. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options"). Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options. The Fund will engage in OTC Option transactions only with major U.S. government securities dealers.

    The writer of an option assumes an obligation to deliver or purchase the underlying interest represented by the option upon the assignment to him of an exercise notice. The writer is subject to being assigned an exercise notice at any time after he has written the option until the option expires or until he has closed out his position by the offsetting purchase of an identical option. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to be segregated.

    Short Sales. The Fund may, subject to investment restrictions (See "Investment Restrictions" in the Prospectus for more information), engage in short sale transactions for hedging purposes. When the Fund makes a short sale, it generally must borrow the security sold short and deliver it to a broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on the borrowed securities. The Fund's obligation to replace the borrowed security will generally be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. To the extent that the value of the collateral deposited by the Fund with its Custodian does not equal 100% of the current market value of the security sold short, in the view of the Commission, a senior security will be deemed to have been created. Any senior security so created will be indebtedness and will be subject to the Fund's fundamental investment restriction concerning aggregate indebtedness. That restriction limits the aggregate amount of the Fund's senior securities in the form of indebtedness to no more than 33 1/3% of the Fund's total assets. Depending on arrangements made with the broker-dealer from which it borrowed the security, the Fund may not receive any payments (including interest) on its collateral deposited with the broker-dealer. To the extent the Fund makes short sales of U.S. Treasury securities in lieu of futures, these requirements to borrow securities and provide collateral may not apply.

    The Fund may also make short sales "against the box." In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. In that situation, any gain or loss on the short sale is offset by the corresponding loss or gain on the long position.

    Repurchase Agreements. The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans by the Fund to the other party to the agreement that are secured by the underlying securities. Repurchase agreements facilitate portfolio management and allow the Fund to earn additional revenue. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Adviser ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions. The collateral will be marked to market daily. Such agreements permit the Fund to keep all of its assets earning interest while retaining flexibility in pursuit of investments of a longer-term nature.

    Reverse Repurchase Agreements. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its own custodian containing liquid high grade securities having a value not less than the repurchase price (including accrued interest). Under 1940 Act Release No. 10666 ("SEC Rel. 10666"), the SEC indicated that it would not raise the question whether an instrument or arrangement was a senior security if cash or marketable securities equal to 100% of the value of the obligation were maintained in a segregated account to collateralize the obligation. The Fund will follow the guidelines set forth in SEC Rel. 10666 with respect to reverse repurchase agreements. Accordingly, the Fund will not treat these agreements as senior securities for purposes of its investment restrictions; these agreements will affect asset coverage, however, because under the 1940 Act the liability to repurchase the securities offsets the asset that results from the sale of securities.

    Lending of Securities. The Fund may lend its portfolio securities to Qualified Institutions. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

    The Fund will not lend portfolio securities if, as a result, the aggregate of such loans and any borrowings exceed 33 1/3% of the value of the Fund's total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund's Board of Directors. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Fund's Board of Directors.

Additional Risk Factors

    Options Transactions. The purchaser of an option risks losing his entire investment in a short period of time. If an option is not sold while it has remaining value, or if during the life of an option the underlying security does not appreciate, in the case of a call option, or depreciate, in the case of a put option, the purchaser of the option may lose his entire investment. On the other hand, given the same market conditions, if the potential purchaser of a call option purchases the underlying security directly instead of purchasing a call option or if the potential purchaser of a put option decides not to purchase the put option but to sell the underlying security, the potential option purchaser might have less of a loss. An option purchaser does not have the choice of "waiting out" an unexpected decrease or increase in the underlying securities' price beyond the expiration date of the option. The more that an option is out-of-the-money and the shorter its remaining term to expiration, the greater the risk that a purchaser of the option will lose all or part of his investment. Further, except where the value of the remaining life of an option may be realized in the secondary market, for an option purchase to be profitable, the market price of the underlying interest must exceed or be below the exercise price by more than the premium and transaction costs paid in connection with the purchase of the option and its sale or exercise.

    The writer of an option assumes an obligation to deliver or purchase the underlying interest represented by the option upon the assignment to him of an exercise notice. The writer is subject to being assigned an exercise notice at any time after he has written the option until the option expires or until he has closed out his position by the offsetting purchase of an identical option.

    The Fund's ability to close out its position as a writer or purchaser of an exchange-listed option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (4) interruption of the normal operations on an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers or financial institutions which have entered into direct agreement with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC Options and their underlying securities may be considered illiquid.

    Short Sales. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security or otherwise closes the short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The projected offset to this price risk within the portfolio is the market value gain of the similar securities held by the Fund. However, changes in the value of the securities sold short and of the portfolio securities may not correlate under some market conditions.

                             DIRECTORS AND OFFICERS

    The Directors and officers of the Fund, their addresses, their ages, their principal occupations for at least the past five years and other information are set forth below.

                                    Position(s) Held with    Principal Occupation(s)                 Number of
                                    Fund and Term of Office  During Past 5 Years and                 Portfolios in Fund
            Name, Address           and Length of Time       Other Directorships Held by             Complex Overseen
            and Age                 Served                   Director                                by Director

            Interested  Director
            Lewis S. Ranieri*       Chairman and Director,   Chairman and Chief Executive Officer         4
            c/o One Liberty Plaza,  Member of the Executive  of Ranieri & Co., Inc. (since
            36th floor, New York,   Committee                1988);President of LSR Hyperion Corp.,
            New York 10006-1404                              a general partner of the limited
                                    Elected for Three Year   partnership that is the general
            Age 55                  Term/Director since      partner of Hyperion Partners L.P.
                                    June 2002                ("Hyperion Partners") (since
                                                             1988); Director and Chairman of the
                                                             Board of Hyperion Capital Management,
                                                             Inc.(since June 2002); Director and
                                                             Vice Chairman of the Board of Hyperion
                                                             Capital Management, Inc. (from November
                                                             1998 through June 2002) Director and
                                                             Chairman of the Board of Hyperion
                                                             Capital Management, Inc. (1989-November
                                                             1998); Director and President of
                                                             Hyperion Funding II Corp., the general
                                                             partner of a limited partnership
                                                             that is the general partner of Hyperion
                                                             Partners II, L.P. (Hyperion Partners
                                                             II); Chairman and President of
                                                             various other direct and indirect
                                                             subsidiaries of Hyperion Partners
                                                             (since 1989) and Hyperion Partners
                                                             II (since 1995); Chairman of the
                                                             Board (1989-December 1998
                                                             and June 2002 through present)
                                                             and/or Director  (since 1989) of
                                                             several investment companies (4)
                                                             advised by Hyperion Capital Management,
                                                             Inc. or by its affiliates.

                                                             Formerly, Director and Chairman of
                                                             Bank United Corp., and Director of
                                                             Bank United (1988-2001); Director
                                                             of Lend Lease Hyperion Mortgage
                                                             Opportunity Fund, Inc. (formerly,
                                                             Equitable Real Estate Hyperion
                                                             Mortgage Opportunity Fund, Inc.)
                                                             and Lend Lease Hyperion High Yield
                                                             Commercial Mortgage Fund, Inc.
                                                             (formerly, Equitable Real Estate
                                                             Hyperion High Yield Commercial
                                                             Mortgage Fund, Inc.) (1995-1999).

----------

* "Interested person" as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Fund's Advisor.

                                      Position(s) Held with     Principal Occupation(s)              Number of
                                      Fund and Term of Office   During Past 5 Years and              Portfolios in Fund
             Name, Address            and Length of Time        Other Directorships Held by          Complex Overseen
             and Age                  Served                    Director                             by Director
             -----------              ------------              ----------------------------         -------------------

             Leo M. Walsh, Jr.        Director, Chairman of    Director and/or Trustee of several           5
             c/o One Liberty Plaza,   the Audit Committee,     investment companies (3) advised by
             36th floor, New York,    Member of Nominating     Hyperion Capital Management, Inc. or
             New York 10006-1404      and Compensation         by its affiliates (1989- Present);
                                      Committees               Financial Consultant for Medco
             Age 69                                            Health Solutions, Inc. (formerly
                                      Elected for Three Year   Merck-Medco Managed Care LLC)
                                      Term/Director since      (1994-Present); Director of Lend
                                      June 2002                Lease Hyperion Mortgage Opportunity
                                                               Fund, Inc. (formerly, Equitable
                                                               Real Estate Hyperion Mortgage
                                                               Opportunity Fund, Inc.) and Lend
                                                               Lease Hyperion High Yield CMBS Fund,
                                                               Inc. (formerly, Equitable Real Estate
                                                               Hyperion High Yield Commercial
                                                               Mortgage Fund, Inc.)
                                                               (1999-Present).

             Rodman L. Drake          Director, Member of the  Co-Founder, Baringo Capital LLC              4
             c/o One Liberty Plaza,   Audit Committee,         (2002-Present); Director and/or
             36th floor, New York,    Chairman of Nominating   Trustee of several investment
             New York 10006-1404      and Compensation         companies (3) advised by Hyperion
                                      Committees               Capital Management, Inc.
             Age 59                                            (1989-Present); Director,
                                      Elected for Two Year     Hotelevision, Inc. (1999-Present);
                                      Term/Director since      Director, Parsons Brinckerhoff,
                                      June 2002                Inc. (1995-Present); Director, Absolute
                                                               Quality Inc. (2000- Present);
                                                               Trustee of Excelsior Funds (3)
                                                               (1994-Present). Formerly, President,
                                                               Continuation Investments Group Inc.
                                                               (1997-2002); Co-Chairman of KMR Power
                                                               Corporation (1993-1997); President, Mandrake
                                                               Group (1993-1997).

             Harry E. Petersen, Jr.   Director, Member of the  Senior Consultant to Cornerstone               4
             c/o One Liberty Plaza,   Audit, Compensation,     Equity Advisors, Inc. (1998-
             36th floor, New York,    Nominating and           Present); Director and/or Trustee of
             New York 10006-1404      Executive Committees     several investment companies (3)
                                                               advised by Hyperion Capital
             Age 77                   Elected for Two Year     Management, Inc. or by its
                                      Term/Director since      affiliates (1992-Present).
                                      June 2002
                                                               Formerly, Senior Consultant to
                                                               Potomac Babson Inc. (1995-1998);
                                                               Director of Equitable Real Estate
                                                               Hyperion Mortgage Opportunity Fund,
                                                               Inc. and Equitable Real Estate
                                                               Hyperion High Yield Commercial
                                                               Mortgage Fund, Inc. (1995-1997);
                                                               Director of Lexington Corporate
                                                               Properties, Inc. (1993-1997).

             Robert F. Birch          Director, Member of the  Chairman and President, New America          5
             c/o One Liberty Plaza,   Audit, Nominating,       High Income Fund (1992- Present);
             36th floor, New York,    Compensation and         Chairman of the Board and
             New York 10006-1404      Executive Committees     Co-Founder, The China Business
                                                               Group, Inc. (1996- Present);
             Age 66                   Elected for One Year     Director of Brandywine Funds (2)
                                      Term/Director since      (2001-Present).
                                      June 2002
                                                               Formerly, Director and Strategic
                                                               Planning Consultant, Dewe Rogerson,
                                                               Ltd. (1994-1998)

             Clifford E. Lai*         President                President (since November 1998) of           5
             c/o One Liberty Plaza,                            Hyperion Capital Management, Inc.
             36th Floor, New York,    Elected Annually Since   (March 1993-Present); President
             New York 10006-1404      May 2002                 (since June 1997) of Hyperion 2002 Term
                                                               Trust, Inc. and Hyperion 2005
             Age 48                                            Investment Grade Opportunity
                                                               Term Trust, Inc. (Senior Vice
                                                               President from April 1993 to
                                                               June 1997); President (since
                                                               October 1995) of The Hyperion
                                                               Total Return Fund, Inc.;
                                                               Director and Chairman of the
                                                               Board (since October 2000) of
                                                               the Lend Lease Hyperion
                                                               High-Yield CMBS Fund, Inc.
                                                               Formerly, President (December
                                                               1999-October 2000) of the Lend
                                                               Lease Hyperion High-Yield CMBS
                                                               Fund, Inc.; Senior Vice
                                                               President (November 1998-December
                                                               1999) of the Lend Lease Hyperion
                                                               High-Yield Commercial Mortgage Fund,
                                                               Inc.; Senior Vice President
                                                               (September 1995-November
                                                               1998) of the Equitable Real
                                                               Estate Hyperion High-Yield
                                                               Commercial Mortgage Fund, Inc.



             John H. Dolan*           Vice President           Chief Investment Strategist (1998-           5
             c/o One Liberty Plaza,                            Present) and Chief Investment
             36th Floor, New York,    Elected Annually Since   Officer (since 2002) of Hyperion
             New York 10006-1404      May 2002                 Capital Management, Inc.  Formerly
                                                               Managing Director at Bankers Trust
             Age 48                                            (1995-1997).

             Patricia A. Sloan*       Vice President           Consultant (2000-Present) and                5
             c/o One Liberty Plaza                             Managing Director (1988-2000) of
             36th Floor, New York,    Elected Annually Since   Ranieri & Co., Inc.; Secretary,
             New York 10006-1404      June 2002                Director and/or Trustee of several
                                                               investment companies (3) advised by
             Age 58                                            Hyperion Capital Management, Inc.
                                                               or by its affiliates (1989-Present).

             Thomas F. Doodian*       Treasurer                Formerly, Vice President of CS First          5
             c/o One Liberty Plaza,                            Boston MBS Trader, Business Unit
             36th Floor, New York,    Elected Annually Since   Controller (1984-1994). Director of
             New York 10006-1404      May 2002                 Finance and Operations, Hyperion
                                                               Capital Management, Inc. (July
             Age 43                                            1995-Present). Treasurer of several
                                                               investment companies advised by Hyperion
                                                               Capital Management, Inc.
                                                               (February 1998-Present).

             Joseph Tropeano*         Secretary                Vice President and Compliance                5
             c/o One Liberty Plaza,                            Officer, Hyperion Capital
             36th Floor, New York,    Elected Annually Since   Management, Inc. (1993-Present);
             New York 10006-1404      May 2002                 Assistant Secretary and Compliance
                                                               Officer of several investment
             Age 40                                            companies advised by Hyperion
                                                               Capital Management, Inc.
                                                               (1994-Present); Assistant Secretary
                                                               and Compliance Officer, AIG
                                                               Hyperion Inc. (1994-Present); Secretary
                                                               and Compliance Officer, Lend Lease
                                                               Hyperion Capital Advisors, LLC
                                                               (1995-Present); Secretary and
                                                               Compliance Officer of Lend Lease
                                                               Hyperion High-Yield CMBS Fund, Inc.
                                                               (1998-Present). Formerly, Vice
                                                               President and Compliance Officer,
                                                               Hyperion Distributors, Inc.
                                                               (1994-1998).

----------

* "Interested person" as defined in the Investment Company Act of 1940 (the "1940 Act"), because of affiliations with Hyperion Capital Management, Inc., the Fund's Adviser and/or with the Fund.

Interested Person

    Mr. Ranieri serves as Chairman of the Board and Director of the Adviser. As a result of his service with the Advisor and his ownership in the corporation that owns the Adviser (please see "Management of the Fund" in the Prospectus for more information), the Fund considers Mr. Ranieri to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

Committees and Board of Directors' Meetings

    The Fund has a standing Audit Committee currently consisting of Messrs. Walsh, Drake, Petersen and Birch, all of whom are members of the Board of Directors and are currently non-interested persons of the Fund. Mr. Walsh currently serves as Chairman of the Audit Committee. The principal functions of the Fund's Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated costs of their audit and to receive and consider a report from the independent accountants concerning their conduct and the results of the audit, including any comments or recommendations they might want to make in that connection.

     The Fund has Nominating and Compensation Committees, which presently consist of Messrs. Walsh, Drake, Petersen and Birch. Mr. Drake currently serves as Chairman of the Nominating and Compensation Committees. The function of the Nominating Committee is to recommend candidates for election to the Board as independent Directors. The Committee will consider nominees recommended by stockholders. Such recommendations should be submitted in writing to the Secretary of the Fund. The function of the Compensation Committee is to determine the compensation paid to the independent directors. The Fund has an Executive Committee. The Executive Committee presently consists of Messrs. Birch, Petersen and Ranieri. The function of the Executive Committee is to approve dividends for the Fund when the full Board of Directors cannot meet.

Approval of Investment Advisory Agreements

    The Board of Directors, including a majority of the Directors who are not interested persons of the Fund as defined in the 1940 Act (the "Disinterested Directors"), has the responsibility under the 1940 Act to approve the Fund's Investment Advisory Agreement and Investment Subadvisory Agreement (collectively, the "Agreements") for its initial term and annually thereafter at a meeting called for the purpose of voting on such matters.

    The Agreements were approved for an initial two-year term by the Fund's Directors, including a majority of the Disinterested Directors, at a meeting held on June 18, 2002. In determining whether to approve the Agreements, the Directors reviewed the materials provided by the Adviser and Subadviser and considered the following: (1) the level of the management fees and estimated expense ratio of the Fund as compared to competitive funds of a comparable size (including the amount and nature of fees paid by shareholders); (2) the nature and quality of the services rendered by the Adviser and Subadviser (including the supervision of the Fund's third party service providers), (3) anticipated benefits derived by the Adviser and Subadviser from their relationship with the Fund (including the compensation the Adviser will receive as administrator of the Fund), (4) the costs of providing services to the Fund and the economies of scale that the Adviser has received as a result of managing three other funds in the Fund's complex, and (5) the anticipated profitability of the Fund to the Adviser and Subadviser. They also considered that the Adviser agreed to pay all offering costs, other than the sales load, that exceeded an amount equal to $0.03 per Common Share.

    In considering the Agreements, the Board of Directors did not identify any single factor as controlling. Since the Board of Directors serve on the Boards of three other funds in the Fund's complex, which are advised by the same Adviser, the Board of Directors are continually reviewing the Adviser's investment staff and portfolio management process. Based on their evaluation of all material factors discussed above and assisted by the advice of independent counsel, the Board of Directors, including the Disinterested Directors, concluded that the Agreements are fair and reasonable.

Director Ownership

    The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund as of July 15, 2002 and of all funds overseen by each Director in the Fund Complex as of November 30, 2001. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.


                                                       Aggregate Dollar Range of Equity
                                                       Securities in All Funds Overseen
                             Dollar Range of Equity    by Director or Nominee in Family of
      Name of Director       Securities in the Fund          Investment Companies
      -------------------    ------------------------    ---------------------------------

      Lewis Ranieri......            None                       $50,001 - $100,000
      Leo M. Walsh, Jr...            None                       Over $100,000
      Rodman L. Drake....            None                       $10,001 - $50,000
      Harry E. Petersen, Jr          None                       $1 - $10,000
      Robert F. Birch....            None                       $50,001 - $100,000

Principal Shareholders

    To the knowledge of the Fund, as of July 15, 2002, no current director of the Fund owned 1% or more of the outstanding Common Shares, and the officers and Directors of the Fund owned, as a group, less than 1% of the Common Shares.

    Prior to the commencement of the Fund's public offering, 100% of the Fund's outstanding Common Shares were owned by the Adviser.

                           COMPENSATION OF DIRECTORS*

                                                                     Total
                                       Pension or                Compensation
                                       Retirement    Estimated     From Fund
                                       Benefits      Annual        and Fund
                          Aggregate    Accrued As    Benefits      Complex**
                        Compensation   Part of Fund  Upon          Paid to
  Name and Position       from Fund     Expenses     Retirement    Directors
------------------------------------  ------------  -----------  -----------
Lewis Ranieri......          None        None          None          None
Leo M. Walsh, Jr...       $ 7,000        None          None       $ 29,000
Rodman L. Drake....       $ 7,000        None          None       $ 26,500
Harry E. Petersen, Jr     $ 7,000        None          None       $ 26,500
Robert F. Birch....       $ 7,000        None          None       $ 29,000
----------

 * The information in this table is furnished for the period beginning June 18, 2002 and ending on November 30, 2002.

** The Hyperion fund complex consists of five funds, including the Fund.

    The Board of Directors consists of five members, at least 50% of whom are not "interested persons" as defined in the 1940 Act. Under the Fund's articles of incorporation (the "Articles of Incorporation") and the 1940 Act, the holders of preferred shares, if any, will be entitled to elect two Directors (both of whom are not "interested persons" as defined in the 1940 Act) with the other Directors elected by the holders of the Common Shares (two of who are not "interested persons" as defined in the 1940 Act); provided, however, that the holders of the preferred shares will be entitled to elect as a class the smallest number of additional Directors as shall be necessary to assure that a majority of the Directors has been elected by the holders of the preferred shares if the Fund fails to pay accumulated dividends on the preferred shares in an amount equal to two full years of dividends. See ("Description of Capital Stock--Voting") in the Prospectus for more information. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding Common Shares or a majority of the outstanding preferred shares may elect all of the Directors who are subject to election by such class.

    The Fund will pay each Director not affiliated with the Adviser or the Subadviser a fee of $10,000 per year plus $1,000 per Directors' meeting attended, together with annual out-of-pocket expenses relating to attendance at such meetings. In addition, the members of the Fund's Audit Committee, which consists of the Fund's disinterested Directors, receive $750 for each Audit Committee meeting attended, other than meetings held on days on which there is also a Directors' meeting.

    The Fund's Articles of Incorporation limit the personal liability of Directors and officers to the Fund and its shareholders to the fullest extent permitted by Maryland law and the 1940 Act. Based upon Maryland law, the Fund's Directors and officers have no liability to the Fund and its shareholders for monetary damages except (a) for, and to the extent of, actual receipt of an improper benefit in money, property or services, or (b) in respect of an adjudication based upon a finding of active and deliberate dishonesty which was material to the cause of action adjudicated. In accordance with the 1940 Act, the Articles of Incorporation do not protect or purport to protect Directors and officers against any liability to the Fund or its shareholders to which they would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of such person's office.

    In addition, the Fund's Articles of Incorporation provide that the Fund will indemnify its Directors and officers against liabilities and expenses in connection with the performance of their duties on behalf of the Fund to the fullest extent permitted by Maryland law, subject to the applicable requirements of the 1940 Act. Under Maryland law, the Fund is entitled (and, if the Director or officer is successful on the merits or otherwise, obligated) to indemnify each Director or officer in connection with any proceeding to which such Director or officer is made a party by reason of service in his capacity as a Director or officer, unless it is proved that (1) the act or omission of the Director or officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (2) the Director or officer actually received an improper personal benefit in money, property or services, or (3) in the case of any criminal proceeding, the Director or officer had reasonable cause to believe that the act or omission was unlawful. The foregoing standards apply both as to third party actions and derivative suits by or in the right of the Fund. Indemnification may be against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the Director or officer in connection with the proceeding. If, however, the proceeding is one by or in the right of the Fund, indemnification may not be made in respect of any proceeding in which the Director or officer shall have been adjudged to be liable to the Fund. In the view of the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it (1) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties described in Section 17(h) and (i) of the 1940 Act ("disabling conduct") and (2) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct (including a dismissal of insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Directors who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion of independent legal counsel.

    The indemnification rights provided or authorized by the Articles of Incorporation or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. The Fund has also obtained liability insurance at its expense for the benefit of its Directors and officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the Articles of Incorporation and applicable law.

                    THE ADVISER, SUBADVISER AND ADMINISTRATOR

Adviser

    The Fund has engaged Hyperion Capital Management, Inc., a leading MBS manager, to provide professional investment management for the Fund pursuant to an Advisory Agreement dated June 18, 2002. The Adviser is a Delaware corporation which was organized in February 1989. The Adviser is an SEC registered investment adviser under the Investment Advisers Act of 1940, as amended. The business address of the Adviser and its officers and directors is One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404. Subject to the authority of the Board of Directors, the Adviser is responsible for overall management of the Fund's business affairs. As of May 31, 2002, the Adviser has $6.1 billion in assets under management. The Adviser's clients include pensions, foundations and endowments, insurance companies and closed-end mutual funds. In its investment process, the Adviser focuses on relative value opportunities, particularly in the MBS and ABS markets.

Subadviser

    The Adviser has engaged the Subadviser to provide subinvestment advisory services for investments in CMBS, pursuant to a Subadvisory Agreement dated June 18, 2002. The amount of the Fund's assets allocated to the Subadviser is determined by the Adviser. The Subadviser, an SEC registered investment adviser, is a Delaware limited liability company, organized on June 2, 1995, and as of May 31, 2002, managed approximately $1.29 billion in CMBS. The business address of the Subadviser and its officers and managers is One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404.

Code of Ethics

    The Fund, the Adviser and the Subadviser have adopted codes of ethics as required under the 1940 Act. Subject to certain conditions and restrictions, these codes permit personnel subject to the codes to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The codes are on public file with, and are available from, the SEC.

    The codes of ethics can be reviewed and copied at the Commission's Public Reference Room ("PRR"), in Washington, D.C. Information on the operation of the PRR may be obtained by calling the Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies are also available (subject to a duplicating fee) at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Administration and Subadministration Agreements

    The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator will perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. For these services, the Fund will pay a monthly fee at an annual rate of 0.20% of its average weekly assets.

    The Fund and the Administrator have entered into a Sub-Administration Agreement with State Street Bank and Trust Company (the "Subadministrator"). The Subadministrator will perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations. For these services, the Administrator will pay a monthly fee at an annual rate of at least $110,000.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Adviser and the Subadviser are responsible for decisions to buy and sell securities and to effect Hedging Transactions for the Fund, to select brokers and dealers to effect such transactions and to negotiate prices and any brokerage commissions. The securities in which the Fund invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include in the price a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Fund also may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of securities on stock and futures exchanges are effected through brokers who charge a commission for their services.

    The Adviser and the Subadviser are responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The primary considerations for the Adviser and the Subadviser in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order and the best net price. There are many instances when, in the judgment of the Adviser and the Subadviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser and the Subadviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

    The Adviser and the Subadviser are able to fulfill their obligations to furnish a continuous investment program to the Fund without receiving such information from brokers; however, they consider access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, because it must be reviewed and assimilated by the Adviser and the Subadviser and does not reduce the normal research activities of the Adviser and the Subadviser in rendering investment advice under the Advisory Agreement and the Subadvisory Agreement, respectively. It is possible that the expenses of the Adviser and the Subadviser could be materially increased if they attempted to purchase this type of information or generate it through their own staff.

    One or more of the other accounts which the Adviser or the Subadviser may manage may own, from time to time, the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Adviser and the Subadviser in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Board of Directors that this advantage, when combined with the other benefits available due to the Adviser's and Subadviser's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

    Although the Advisory Agreement and the Subadvisory Agreement contain no restrictions on portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 100% excluding securities having a maturity of one year or less. Higher portfolio turnover results in increased Fund expenses, including dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value of the Common Shares will be computed based upon the value of the Fund's portfolio securities and other assets, less all liabilities. Net asset value per Common Share will be determined as of the close of the Exchange no less frequently than the second to the last business day of each week and the last business day of each month. The Fund will calculate net asset value per Common Share by subtracting (1) the Fund's liabilities (including accrued expenses), (2) accumulated and unpaid dividends on any outstanding preferred shares, (3) the aggregate liquidation value any outstanding preferred shares and (4) any dividends payable on the Common Shares, from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

    Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price or, if no sales are reported--as in the case of some securities traded over-the-counter--the last reported bid price, except that certain U.S. government securities are stated at the mean between the last reported bid and asked prices. The Fund will value MBS and other debt securities not traded in an organized market on the basis of valuations provided by dealers or by a pricing service, approved by the Board of Directors, which uses information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, market conventions regarding prepayment assumptions for comparable securities, various relationships between securities and yield to maturity in determining value. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. A determination of value by a pricing service to be used in calculating net asset value will be deemed to be determined at market value.

    Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some but not necessarily all of the general factors which may be considered in determining fair value include: (1) the fundamental analytical data relating to the investment; (2) the nature and duration of restrictions on disposition of the securities; and (3) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transaction or offers with respect to the security, existence or merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

                           REPURCHASE OF COMMON SHARES

    Several factors may cause the market price per share of the Common Shares to be greater than or less than net asset value per share. Shares of closed-end investment companies that invest primarily in fixed income securities tend to trade on the basis of the market yield on their shares and, like the prices of their underlying assets, the share prices of such funds tend to move in an inverse relationship to changes in interest rates. Prices of high yield high risk securities also fluctuate in response to general economic conditions and business conditions affecting the specific industries in which the issuers of such securities are engaged. Such changes in the values of portfolio securities generally will not affect the amount of interest income earned on such securities but they will affect the net asset value of the Fund. In addition, shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. The market price of the Fund's Common Shares also may be affected by trading volume of the Common Shares, general market and economic conditions and other factors beyond the control of the Fund.

    The Board of Directors from time to time may, in the interests of the Fund's shareholders, consider actions for the Fund to take to attempt to reduce a market value discount. Subject to applicable law and restrictions with respect to any preferred shares, such actions may include the repurchase of Common Shares in the open market or the making of a tender offer at net asset value as of the close of business on the date any such tender offer ends to all holders of Common Shares, for a portion of the Common Shares. Any service fees incurred in connection with a tender offer will not be deducted from the consideration paid for the Common Shares. The Fund may incur debt to finance any repurchases or tenders, subject to compliance with the 1940 Act, the Fund's fundamental policy with respect to borrowings and the other limitations described under "Investment Objectives, Policies and Restrictions" in the Prospectus. Interest on any such borrowings will reduce the Fund's net income. Any failure by the Fund to maintain certain asset coverage ratios would provide certain rights to holders of any preferred shares which could affect negatively potential returns on the Common Shares. (See "Preferred Shares").

    There can be no assurance that any such repurchases and/or tenders would cause the Common Shares to trade at a price equal to their net asset value or reduce the spread between the market price and the net asset value of a Common Share. Although the Board of Directors would not expect to authorize Common Share repurchases and tenders unless it believes that such action would have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, could have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objectives, policies and portfolio, the Adviser does not anticipate that repurchases and tenders should interfere with the ability of the Fund to manage its investments in accordance with its investment objectives, and does not anticipate any material difficulty in disposing of portfolio securities to consummate Common Share repurchases and tenders.

    The Fund does not intend to effect repurchases or tender offers if (1) such transactions would result in the delisting of the Common Shares by the Exchange or impair the Fund's status as a regulated investment company under the Internal Revenue Code; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner without creating a negative impact on the net asset value of the Fund to the detriment of shareholders; or (3) there are certain other events or conditions that would have a material adverse effect on the Fund or its shareholders if Common Shares were repurchased. The Board of Directors may modify these conditions in light of experience if it deems the modifications to be in the best interests of shareholders.

    If the Fund must liquidate portfolio securities to pay for the purchase of Common Shares, the Fund may be required to sell portfolio securities for other than investment purposes and may realize gains and losses. (See
"Taxation--Federal Income Tax Treatment of the Fund").

                                PREFERRED SHARES

    Although there is no present intention of doing so, the Fund may offer preferred shares subject to market conditions, if it believes that leveraging the Fund's capital structure through the issuance of preferred shares may achieve benefits to holders of the Common Shares. There can be no assurance, however, that preferred shares will be issued or that the terms of preferred shares will be those that are currently anticipated and described below.

    The terms of the preferred shares, including the dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Directors (subject to applicable law and the Articles of Incorporation) if and when they authorize an offering of preferred shares. The preferred shares may be issued in one or more series and may provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure. Such auction or remarketing procedures with respect to preferred shares are expected to involve the payment of fees by the Fund to its agents in connection with such procedures.

    The discussion set forth below summarizes the currently anticipated terms of the preferred shares.

Dividends and Distributions

    To the extent permitted by applicable law, it is intended that the preferred shares, if issued, will have a preference on dividends, which will be paid first out of net investment income and short-term capital gains and then, if necessary, out of long-term capital gains. (See "Taxation--Federal Income Tax Income Treatment of the Fund"). Dividends on preferred shares will be cumulative from the date on which such shares are originally issued (the "Original Issuance Date") and will be payable, when, as and if declared by the Board of Directors. Dividends will be paid to the holders of preferred shares on each dividend payment date through a disbursing agent.

    Unless at the time of the declaration, purchase or redemption referred to in
(i) through (iii) below (and after giving effect thereto) the Fund complies with the applicable asset coverage requirements set forth in the 1940 Act, the Fund may not (i) declare dividends on preferred shares, (ii) declare any other distributions with respect to the preferred shares or purchase or redeem preferred shares, or (iii) declare dividends or other distributions on the Common Shares or purchase or redeem any Common Shares. (See "Investment Objectives, Policies and Restrictions--Investment Policies--Leverage and Borrowing" in the Prospectus for more information).

Minimum Liquidity Level

    The Fund will be required to have a specified amount of cash, U.S. Government obligations or short term money market instruments (the "Deposit Securities") with maturity dates not later than the day preceding the next dividend payment date and have a value not less than the aggregate amount of dividends to be paid on such dividend payment date on the outstanding preferred shares, less the combined value of deposit securities irrevocably deposited for the payment of dividends on the preferred shares.

Maintenance of Rating on Preferred Shares

    If preferred shares are issued, the composition of the Fund's portfolio will be maintained (the "Maintenance") so that the Fund will receive ratings of AAA or aaa by any Rating Agency for the preferred shares. In connection with the Maintenance, the Fund also will be required to meet the specified minimum liquidity level described below. The Maintenance is designed to cause the Fund's assets to be sufficiently diversified and of sufficient credit quality and amount on an ongoing basis to maintain the ratings on the preferred shares. The Maintenance is not prescribed by law, but will be implemented by the Fund to receive the desired ratings on the preferred shares. (See "Appendix A" of the Prospectus). The Maintenance will provide a set of tests for portfolio diversification and asset coverage that are different from the applicable requirements under the 1940 Act (and may be more or less restrictive), but will be the sole determinants in the rating of the preferred shares.

    The Maintenance will seek to cause the value of certain specified assets of the Fund to be sufficient, under certain adverse scenarios determined by the Rating Agencies, to cover the aggregate liquidation preference for the outstanding preferred shares, accumulated unpaid dividends (and certain projected dividends) on the preferred shares and the Fund's liabilities. To determine the Fund's compliance with the Maintenance, the market value of the Fund's portfolio will be discounted by dividing the value of each security (or category of securities) by a factor assigned by the Rating Agencies. The discount factors applied will vary according to the type, credit quality and liquidity of each security being valued. To the extent any of the Fund's assets do not meet the Maintenance, such assets will not be included in determining whether the discounted value of the Fund's portfolio complies with the requirements of the Maintenance.

    Upon any failure to maintain the required discounted value, the Fund will seek to alter the composition of its portfolio to attain the required asset coverage within the cure period specified by the Rating Agencies, and as a result may incur additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the preferred shares will acquire certain rights, which may include the right to require redemption of certain of the preferred shares by the Fund.

Redemption, Purchase and Sale of Preferred Shares by the Fund

    The terms of the preferred shares may provide that (i) they are redeemable at certain times, in whole or in part, at the original purchase price per Preferred Share plus accrued dividends and redemption premium, if any, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any preferred shares so tendered for or purchased. The Fund cannot predict what, if any, mandatory redemption requirements may be imposed by a Rating Agency in connection with its ratings of the preferred shares. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of preferred shares by the Fund will increase such leverage. (See "Leverage and Borrowing").

Liquidation Rights

    Upon a liquidation, dissolution or winding up of the Fund (whether voluntary or involuntary), holders of preferred shares then outstanding will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution of assets is made to holders of the Common Shares, a liquidation distribution in an amount expected to equal the original purchase price per share plus an amount equal to accumulated and unpaid dividends (whether or not earned or declared) to the date of the final distribution. Unless and until payment in full has been made to the holders of preferred shares of the liquidation distribution to which they are entitled, no dividends or distributions will be made to holders of the Common Shares.

Voting

    The discussion set forth below summarizes the voting rights of shareholders, including the currently anticipated voting rights of shareholders if an offering of preferred shares is consummated. Except as noted below, the Common Shares and the preferred shares will have equal voting rights of one vote per share and vote together as a single class. In elections of Directors, the holders of the preferred shares, as a separate class, will vote to elect two Directors. The holders of the Common Shares will vote to elect the remaining Directors. In addition, during any period (hereinafter referred to as a "Voting Period") that accumulated dividends payable on preferred shares in an amount equal to two full years of dividends are unpaid on such preferred shares, voting as a class, will be entitled to elect the smallest number of additional Directors as shall be necessary to assure that a majority of the Directors has been elected by the holders of such preferred shares.

    The terms of office of all persons who are Directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the preferred shares of the additional number of Directors which such holders are entitled to elect. The persons elected by the holders of preferred shares, together with the incumbent Directors elected by the holders of the Common Shares, will constitute the duly elected Directors of the Fund. When all accumulated and unpaid dividends have been paid or provided, for, the terms of office of the additional Directors elected by the holders of the preferred shares shall terminate.

    The Common Shares and the preferred shares will vote as separate classes on amendments to the Articles of Incorporation that would adversely affect their respective rights as expressly set forth in the Articles of Incorporation. In addition, so long as any preferred shares are outstanding, (1) the Fund may not be voluntarily liquidated, dissolved, wound up, merged or consolidated, and may not sell all or substantially all of its assets, without the approval of at least a majority of the preferred shares and the Common Shares, each voting as a separate class; (2) the adoption of any plan of reorganization adversely affecting either the preferred shares or the Common Shares will require the approval of a majority of the shares of each such class so affected; (3) the approval of a majority of the preferred shares and the Common Shares, each voting as a separate class, will be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including among other things, changes in its investment objectives or changes in its investment restrictions, and (4) the approval of a majority of the preferred shares, voting separately as a class, will be required to amend, alter, repeal or affect materially and adversely any of the preferences, rights or powers of holders of preferred shares, or increase or decrease the number of preferred shares authorized to be issued. The Common Shares and the preferred shares also will vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time.

    For purposes of any rights of the holders of the preferred shares to vote on any matter, whether such right is created by the Articles of Incorporation, by statue or otherwise, a holder of a preferred share will not be entitled to vote and such preferred share will not be deemed to be outstanding for the purpose of voting or determining of preferred shares required to constitute a quorum, if prior to or concurrently with a determination of preferred shares entitled to vote or of preferred shares deemed outstanding for quorum purposes, as the case may be, a notice of redemption of such Preferred Share shall have been deposited in trust.

                               PORTFOLIO TURNOVER

    The Adviser actively makes portfolio adjustments that reflect the Fund's investment strategy, but does not trade securities for the Fund for the purpose of seeking short-term profits. It will, however, change the Fund's securities, regardless of how long they have been held, when it believes doing so will further the Fund's investment objectives.

    The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when the investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability, when the investment strategy remains relatively constant. A high rate of portfolio turnover will result in increased transaction costs for the Fund in the form of increased dealer spreads and brokerage commissions.

                                    TAXATION

    Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon current provisions of the Internal Revenue Code, the Treasury regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Federal Income Tax Treatment of the Fund

    The Fund has elected and intends to qualify to be treated as a regulated investment company under the Internal Revenue Code. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or currencies (including, but not limited to, gains from options, futures and forward contracts), and (b) diversify its holdings so that, at the end of each quarter of each taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

    As a regulated investment company, in any fiscal year with respect to which the Fund distributes at least 90% of its investment company taxable income (which includes, among other items, dividends and interest but excludes net long-term capital gains in excess of net short-term capital losses), the Fund (but not its shareholders) generally will be relieved of U.S. federal income tax on its net investment income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to shareholders. To the extent the Fund retains its net capital gains for investment, it will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on the amount retained. See "Federal Income Tax Treatment of Holders of Common Shares" below. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To avoid this tax, the Fund must distribute, or be deemed to have distributed, during each calendar year at least an amount equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on November 30 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. See "Risk Factors--Dividends and Distributions" in the Prospectus.

    If in any taxable year the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, the Fund will be taxed in the same manner as an ordinary corporation, and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In the event of failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends eligible for the corporate dividends received deduction, subject to certain requirements which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. In addition, in the event the Fund fails to qualify for any year, it generally must pay out its earnings and profits accumulated in that year less an interest charge to the U.S. Treasury on 50% of such earnings and profits before it can again qualify as a regulated investment company.

    If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to shareholders and/or to any outstanding preferred shares until the asset coverage is restored. Such a suspension of distributions could prevent the Fund from distributing 90% of its investment company taxable income, as is required in order to qualify for taxation as a regulated investment company, or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on its undistributed taxable income (including gain), or both.

    The Fund's portfolio may include zero coupon bonds. Zero coupon bonds are original issue discount bonds which pay no current interest. Original issue discount is the excess (if any) of the stated redemption price at maturity of a debt instrument over the issue price of the instrument. Original issue discount on a taxable obligation is required to be currently included in the income of the holder of the obligation generally on a constant interest rate basis resembling the economic accrual of interest. The tax basis of the holder of an original issue discount debt instrument is increased by the amount of original issue discount thereon properly included in the holder's gross income as determined for federal income tax purposes. Current inclusion in gross income of original issue discount on a taxable debt instrument is required, even though no cash is received at the time the original issue discount is required to be included in gross income. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to distribute all of its investment company taxable income to the investors.

    Certain of the Fund's investments, including transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, or affect the determination of whether capital gains and losses are characterized as long- term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may cause the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and will make the appropriate tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

Federal Income Tax Treatment of Holders of Common Shares

    For any period during which the Fund qualifies as a regulated investment company for federal income tax purposes, dividends paid out of the Fund's investment company taxable income to shareholders will be taxable as ordinary income. It is expected that dividends received by corporate shareholders will not be eligible for the dividends received deduction as the Fund's income is expected to come from sources other than dividends from domestic corporations. Distributions of net capital gains designated by the Fund as "capital gain dividends," if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. Capital gain dividends are not eligible for the corporate dividends received deduction. Dividends and distributions will be taxable to shareholders as if actually distributed, even if they are reinvested in additional shares of the Fund. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Shareholders receiving distributions in the form of additional Common Shares purchased by the Plan Agent will be treated for federal income tax purposes as receiving the amount of cash received by the Plan Agent on their behalf. In general, the basis of such shares will equal the price paid by the Plan Agent for such shares.

    Generally, dividends paid by the Fund are treated as received in the taxable year in which the distribution is made; however, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as received on December 31 of the year in which declared.

    Any distribution by the Fund to a shareholder not made out of the Fund's current and accumulated earnings and profits will be treated as a return of capital to each shareholder, will reduce the basis of each Common Share with respect to which it is distributed and will be subject to tax as capital gain to the extent that the distribution exceeds the basis of the Common Share with respect to which it is distributed. Investors should carefully consider the tax implications of buying Common Shares just prior to a distribution, as the price of shares purchased at such time may reflect the amount of the forthcoming distribution which will, except in unusual circumstances, be taxable when received.

    After the close of each taxable year, the Fund will identify for its shareholders the portions of its distributions that are attributable to capital gains and to ordinary income.

    The Internal Revenue Code permits certain miscellaneous itemized deductions by individuals, including deductions of certain investment expenses, only to the extent the aggregate of such deductions exceeds 2% of an individual's federal adjusted gross income. The Internal Revenue Code treats such expenses incurred by a regulated investment company as being indirectly incurred by the shareholders of the regulated investment company. Shareholder expenses of publicly offered regulated investment companies are exempted from the application of the 2% floor. Thus, the limitation will not apply with respect to indirect deductions through the Fund. There are no similar limitations which could apply to corporate shareholders.

    If the Fund suffers a net taxable loss in any taxable year, the holders of Common Shares will not be permitted to utilize that loss on their federal income tax returns.

    A shareholder will realize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the shareholder's adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, a gain recognized by a shareholder on the sale of shares held for more than one year will be taxable as a long-term capital gain. If a shareholder holds shares primarily for sale to customers in the ordinary course of business rather than for investment, any gain recognized on the sale of those shares will be taxable as ordinary income. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss recognized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares. Shareholders who acquire shares on multiple dates should consult their tax advisors to determine how to allocate the cost of shares for basis purposes.

    In general, federal withholding taxes at a 30% rate (or a lower rate established by treaty) will apply to distributions to shareholders (except to those distributions designated by the Fund as capital gain dividends) that are nonresident aliens or foreign partnerships, trusts or corporations to the extent that such income is not "effectively connected" with a U.S. trade or business carried on by such shareholders. In contrast, interest income from direct investment in the underlying assets of the Fund by such shareholders generally would not be subject to such federal withholding taxes. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in Common Shares.

    In the event the Fund retains any net capital gains, it may designate such retained amounts as undistributed capital gains in a notice to its shareholders. In the event such a designation is made, shareholders subject to U.S. tax would include in income, as long-term capital gains, their proportionate share of such undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the 35% tax paid by the Fund. If the designation is made, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder would be increased by an amount equal to the difference between (i) the amount included in such shareholder's income as long-term capital gains and (ii) such shareholder's proportionate share of the 35% tax paid by the Fund.

Backup Withholding

    The Fund may be required to withhold for U.S. federal income taxes a percentage of all taxable distributions paid to shareholders who (i) fail to properly provide the Fund with their correct taxpayer identification number,
(ii) fail to make required certifications or (iii) have been notified or with respect to whom the Fund has been notified by the U.S. Internal Revenue Service that distributions to such shareholder are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder's U.S. federal income tax liability.

    Generally, dividends paid to nonresident aliens or foreign partnerships, trusts or corporations that are subject to the 30% federal income tax withholding described above under "Federal Income Tax Treatment of Holders of Common Shares" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and gross proceeds from the sale of Common Shares, such shareholders must provide a properly completed Internal Revenue Service Form W-8BEN certifying their non-United States status.

Other Taxation

    The foregoing discussion is a general summary of a few of the current federal income tax laws regarding the Fund and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors who may be subject to special rules (for example, foreign investors). Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above- described general taxation rules and with respect to the federal, state, local or foreign tax consequences to them of an investment in the Common Shares and any proposed tax law changes.

                             PERFORMANCE INFORMATION

    From time to time, the Fund may quote the Fund's total return or aggregate total return in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

Average Annual Total Return

    The Fund's average annual total return figures will be computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                 P(1 + T)N = ERV

Where: P = a hypothetical initial payment of $1000, T = average annual total return, N = number of years, and ERV = Ending redeemable value of a hypothetical $1000 payment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

Performance Related and Comparative Information

    In the opinion of the Adviser, the historical credit performance of Non-Agency RMBS and CMBS has been superior to that of corporate bonds, as evidenced by the ratio between credit rating upgrades and downgrades of prime first mortgage Non-Agency RMBS, all Non-Agency RMBS, CMBS and corporate bonds for the past one, five and ten years ended December 31, 2001, as set forth below.

   Ratio of Total Credit Rating Upgrades to Total Credit Rating Downgrades
     for Prime First Mortgage Non-Agency RMBS, all Non-Agency RMBS, CMBS and Corporate Bonds for One, Five and Ten Years Ended December 31, 2001

                                    Prime First
                                     Mortgage   All Non-
                                    Non-Agency   Agency            Corporate
                                       RMBS       RMBS    CMBS       Bonds
                                   -----------  -------- ------   --------
                  Last 1 Year..       23.45:1     8.61:1  2.81:1    1:4.27
                  Last 5 Years.        9.71:1     3.73:1  3.69:1    1:2.64
                  Last 10 Years        5.11:1     2.85:1  1.66:1    1:2.04

Sources: S&P; Hyperion Capital Management, Inc.

    Prime First Mortgage Non-Agency RMBS represent Non-Agency RMBS secured by prime high quality first mortgages, primarily on owner-occupied single family residential properties. All Non-Agency RMBS include Prime First Mortgage Non-Agency RMBS, as well as Non-Agency RMBS secured by second mortgages, home equity lines of credit, subprime mortgages, and other types of residential mortgages not considered to be Prime quality first mortgages. S&P reports an upgrade to downgrade ratio for "All RMBS." Included in the "All RMBS" data are bonds backed by residential mortgage loans to sub-prime borrowers, as well as to prime borrowers. This "All RMBS" series includes sub-sets of data on prime first mortgage non-agency RMBS, sub-prime Non- Agency RMBS, and other 2nd lien home-equity securities. The S&P "All RMBS" Upgrade to Downgrade ratios are listed as "All Non-Agency RMBS".

    The Fund intends, under normal market conditions, to invest its Non-Agency RMBS allocation primarily in Prime First Mortgage Non-Agency RMBS, although it may also invest in other types of Non-Agency RMBS.

    For the past 10 years, Prime First Mortgage Non-Agency RMBS, all Non-Agency RMBS and CMBS have experienced more credit upgrades than downgrades. Corporate bonds have experienced more downgrades than upgrades over the same time period.

    The upgrade/downgrade ratios shown in the table above have been calculated as the total number of credit ratings upgrades reported by S&P over the respective 1, 5 or 10-year period, divided by the total number of downgrades for that period, expressed as a ratio.

    Corporate bonds are interest bearing or discounted debt obligations issued by corporations.

             Total Annual Credit Ratings Upgrades and Downgrades for
                 Prime First Mortgage Non-Agency MBS: 1992-2001

                                       Total       Total
                                     Upgrades   Downgrades
                                    ---------- -----------
                   1992.........         13        33
                   1993.........         27        29
                   1994.........        132        42
                   1995.........         74        40
                   1996.........         39        34
                   1997.........         95        30
                   1998.........         78        40
                   1999.........        121        17
                   2000.........        510        27
                   2001.........        516        22

                   Last 5 Years.      1,320       136
                   Last 10 Years      1,605       314

Sources: S&P "Ratings Transitions 2001: U.S. RMBS Credit Ratings Show Continued Resiliency", January 15, 2002; S&P, memorandum to Hyperion Capital Management, Inc., April 15, 2002; Hyperion Capital Management, Inc.

             Total Annual Credit Ratings Upgrades and Downgrades for
                          All Non-Agency MBS: 1992-2001

                                                   Total      Total
                                                 Upgrades  Downgrades
                                                ---------- -----------
                               1992.........         13        34
                               1993.........         27        31
                               1994.........        132        61
                               1995.........         74        55
                               1996.........         43        39
                               1997.........         96        56
                               1998.........         88        67
                               1999.........        132        29
                               2000.........        552       164
                               2001.........        551        64

                               Last 5 Years.      1,419       380
                               Last 10 Years      1,708       600

Sources: S&P, "Ratings Transitions 2001: U.S. RMBS Credit Ratings Show Continued Resiliency", January 15, 2002; S&P, memorandum to Hyperion Capital Management, Inc., April 15, 2002; Hyperion Capital Management, Inc.

                    Total Annual Credit Ratings Upgrades and
                         Downgrades for CMBS: 1992-2001

                                                        Total      Total
                                                      Upgrades  Downgrades
                                                     ---------- -----------
                                    1992.........         0          7
                                    1993.........         2         11
                                    1994.........         2         26
                                    1995.........         6         31
                                    1996.........         3         57
                                    1997.........         9          5
                                    1998.........        38          7
                                    1999.........        64          5
                                    2000.........        88         22
                                    2001.........       174         62

                                    Last 5 Years.       373        101
                                    Last 10 Years       386        233

Sources: S&P, "Ratings Transitions 2001: CMBS Continues to Show Strong Credit Performance", January 29, 2002; Hyperion Capital Management, Inc.

               Estimated Total Annual Credit Ratings Upgrades and
                    Downgrades for Corporate Bonds: 1992-2001

                                                                           (5)
                                                                       % of Corp.
                        (1)                                               Bond                    (7)
                       Total         (2)                      (4)        Issues        (6)      Total %
                    Investment      Total        (3)      % of Corp.      Down-    % of Corp.     of                      (9)
                       Grade     Speculative Total Corp.     Bond        graded       Bond       Corp.       (8)      Total Corp.
                       Corp.        Grade       Bond      Issues Up-     (except     Issues      Bonds   Total Corp.     Bond
                       Bond      Corp. Bond    Issues       graded        down-       Down-      Down-      Bond         Down-
                      Issues       Issues    (on Jan. 1)    During       grades      graded     graded    Up-grades     grades
                    (on Jan. 1)  (on Jan. 1) = (1) + (2)     Year        to "D")     to "D"    =(5)+(6)  = (4) x (3)  = (7) x (3)
                    ------------------------------------------------  ----------- -----------  ----------------------------------
   1992.........       1,784         520       2,304         4.17%        5.86%       1.22%       7.08%       96          163
   1993.........       1,971         577       2,548         3.96%        4.95%       0.47%       5.42%      101          138
   1994.........       2,135         751       2,886         2.53%        4.12%       0.52%       4.64%       73          134
   1995.........       2,444         870       3,314         3.71%        3.92%       0.91%       4.83%      123          160
   1996.........       2,595         950       3,545         4.40%        2.93%       0.45%       3.38%      156          120
   1997.........       2,803       1,066       3,869         3.88%        3.88%       0.57%       4.45%      150          172
   1998.........       3,034       1,399       4,433         3.07%        5.55%       1.17%       6.72%      136          298
   1999.........       3,151       1,772       4,923         2.52%        4.81%       2.01%       6.82%      124          336
   2000.........       3,225       1,931       5,156         2.56%        5.74%       2.23%       7.97%      132          411
   2001.........       3,314       1,968       5,282         2.52%        7.31%       3.46%      10.77%      133          569

   Last 5 Years.                                                                                             675        1,786
   Last 10 Years                                                                                           1,224        2,501


Sources: S&P, "Record Defaults in 2001 the Result of Poor Credit Quality And a Weak Economy", Special Report: Ratings Performance 2001, February, 2002; Hyperion Capital Management, Inc.

    In the opinion of the Adviser, risk-adjusted returns on Agency MBS have been superior to those of intermediate Treasury securities and corporate bonds over the past 10 years ended March 31, 2002. Set forth below are the Sharpe ratios for the 1-, 5- and 10-years on the Lehman Fixed Rate MBS Index, the Lehman U.S. Treasury Intermediate Index, the Lehman Intermediate Corporate Index and the Lehman U.S. Corporate High Yield Index.

 Historical Sharpe Ratios for the Lehman Fixed Rate MBS Index, the Lehman U.S. Treasury Intermediate Index, the Lehman Intermediate Corporate Index and the
  Lehman U.S. Corporate High Yield Index: 1-, 5- and 10-Years Ended
                                 March 31, 2002


                                                 Lehman U.S.                             Lehman U.S.
                          Lehman Fixed Rate       Treasury       Lehman Intermediate   Corporate High
                              MBS Index      Intermediate Index    Corporate Index       Yield Index
                         ------------------  ---------------------------------------  --------------
        Last 1 Year..            0.46               0.15                0.26               (0.12)
        Last 5 Years.            0.52               0.30                0.35               (0.12)
        Last 10 Years            0.41               0.28                0.33                0.19

Sources: Lehman Brothers Inc.; Hyperion Capital Management, Inc.; William P. Sharpe, "The Sharpe Ratio", Journal of Portfolio Management, Fall 1994.

    The Lehman Fixed Rate Index MBS represents the universe of actively-traded fixed rate GNMA, FNMA and FHLMC MBS passthroughs with a minimum current outstanding issue size of $150 million. This Index represents the largest universe of collateralized fixed income securities in the U.S.

    Treasuries are interest bearing or discounted debt obligations of the U. S. government; intermediate signifies a maturity of three to 10 years. Investment grade corporate bonds are rated "BBB" or higher by nationally recognized rating agencies such as Moody's, S & P and Fitch, generally signifying a high credit worthiness of the bond. High yield or "junk bonds" are regarded as having speculative characteristics with respect to the issuer's obligation to pay interest and repay principal.

    The Sharpe Ratio for a series of historical total returns on an asset, portfolio or index, also known as the Ex-Post Sharpe Ratio, measures the average historical average excess return per unit of historical variability of the excess return. Excess returns are often calculated as the difference between the historical returns of an asset portfolio or index and those of a short maturity fixed income asset or index with very low risk.

    The Historical Sharpe Ratios shown in the table above were calculated based on historical quarterly returns on the respective indices, shown in the table below. Excess returns on an index for a quarter were calculated as the difference between the return of that Index and the return of the Lehman 3-month U.S. Treasury Bellwether, also shown below. The Sharpe ratios in the table above measure, for the respective index return series and time period, the average quarterly excess return divided by the standard deviation of quarterly excess returns.

   Historical Quarterly Total Returns for the Lehman Fixed Rate MBS Index, the Lehman U.S. Treasury Intermediate Index, the Lehman Intermediate Corporate
    Index, the Lehman U.S. Corporate High Yield Index and the Lehman 3-month
                            U.S. Treasury Bellwether:
                        For 10 Years Ended March 31, 2002

                      Lehman        Lehman        Lehman         Lehman         Lehman
                    Fixed Rate   U.S. Treasury Intermediate  U.S. Corporate     3-month
                        MBS      Intermediate    Corporate     High Yield    U.S. Treasury
    Quarter Ended      Index         Index         Index          Index       Bellwether
  ----------------------------  -------------  ------------  -------------- ------------
  6/30/92........       4.02%        3.89%          4.29%          2.75%         1.05%
  9/30/92........       2.98%        4.47%          4.52%          3.89%         1.00%
  12/31/92.......       0.72%       (0.36)%        (0.44)%         0.97%        (0.11)%
  3/31/93........       2.96%        3.77%          4.83%          6.07%         0.79%
  6/30/93........       1.86%        1.98%          2.90%          4.21%         0.75%
  9/30/93........       0.96%        2.12%          2.80%          2.08%         0.81%
  12/31/93.......       0.90%        0.15%          0.22%          3.79%         0.82%
  3/31/94........      (2.32)%      (1.86)%        (2.73)%        (1.94)%        0.75%
  6/30/94........      (0.56)%      (0.55)%        (0.78)%        (0.33)%        0.99%
  9/30/94........       0.87%        0.76%          1.03%          1.57%         1.13%
  12/30/94.......       0.43%       (0.11)%        (0.17)%        (0.30)%        1.32%
  3/31/95........       5.24%        4.13%          5.33%          5.96%         1.51%
  6/30/95........       5.22%        4.70%          6.27%          6.09%         1.54%
  9/30/95........       2.10%        1.52%          2.05%          2.83%         1.43%
  12/31/95.......       3.32%        3.38%          4.17%          3.10%         1.49%
  3/31/96........      (0.44)%      (0.71)%        (1.39)%         1.77%         1.26%
  6/30/96........       0.80%        0.65%          0.48%          1.66%         1.32%
  9/30/96........       2.05%        1.71%          1.95%          4.00%         1.38%
  12/31/96.......       2.88%        2.30%          2.92%          3.49%         1.33%
  3/31/97........       0.13%       (0.07)%        (0.41)%         1.12%         1.28%
  6/30/97........       3.79%        2.77%          3.47%          4.65%         1.38%
  9/30/97........       2.93%        2.57%          3.17%          4.54%         1.45%
  12/31/97.......       2.37%        2.24%          1.92%          1.93%         1.30%
  3/31/98........       1.64%        1.51%          1.68%          3.36%         1.33%
  6/30/98........       1.72%        1.85%          1.99%          1.10%         1.34%
  9/30/98........       2.64%        4.85%          4.00%         (4.55)%        1.43%
  12/31/98.......       0.80%        0.21%          0.41%          2.13%         1.12%
  3/31/99........       0.99%       (0.37)%         0.01%          1.85%         1.11%
  6/30/99........      (0.45)%      (0.18)%        (0.81)%         0.34%         1.14%
  9/30/99........       0.93%        1.08%          0.70%         (1.42)%        1.28%
  12/31/99.......       0.38%       (0.11)%         0.27%          1.63%         1.28%
  3/31/00........       1.38%        1.79%          1.24%         (2.34)%        1.35%
  6/30/00........       2.25%        1.80%          1.45%          1.15%         1.55%
  9/30/00........       3.23%        2.51%          3.21%          0.57%         1.52%
  12/31/00.......       3.88%        3.81%          3.09%         (5.24)%        1.64%
  3/31/01........       2.73%        2.92%          4.04%          6.36%         1.53%
  6/30/01........       1.02%        0.37%          0.96%         (2.29)%        1.13%
  9/30/01........       4.21%        4.82%          4.05%         (4.23)%        1.08%
  12/31/01.......       0.07%       (0.11)%         0.28%          5.78%         0.64%
  3/31/02........       0.99%       (0.44)%        (0.26)%         1.68%         0.43%

Source: Lehman Brothers Inc.

 Historical Excess Quarterly Returns over the Lehman 3-month U.S. Treasury Bellwether for the Lehman Fixed Rate MBS Index, the Lehman U.S. Treasury Intermediate Index, the Lehman Intermediate Corporate Index, the Lehman U.S. Corporate High Yield Index and the Lehman 3-month U.S. Treasury Bellwether:
                        For 10 Years Ended March 31, 2002

                           Lehman        Lehman       Lehman         Lehman
                         Fixed Rate   U.S. Treasury  Intermediate U.S. Corporate
                             MBS      Intermediate   Corporate        High
        Quarter Ended       Index         Index        Index       Yield Index
      ------------------ ----------  ------------- ------------  -------------
      6/30/92........        2.97%        2.84%         3.24%          1.70%
      9/30/92........        1.98%        3.47%         3.52%          2.89%
      12/31/92.......        0.83%       (0.25)%       (0.33)%         1.08%
      3/31/93........        2.17%        2.98%         4.04%          5.28%
      6/30/93........        1.11%        1.23%         2.15%          3.46%
      9/30/93........        0.15%        1.31%         1.99%          1.27%
      12/31/93.......        0.08%       (0.67)%       (0.60)%         2.97%
      3/31/94........       (3.07)%      (2.61)%       (3.48)%        (2.69)%
      6/30/94........       (1.55)%      (1.54)%       (1.77)%        (1.32)%
      9/30/94........       (0.26)%      (0.37)%       (0.10)%         0.44%
      12/30/94.......       (0.89)%      (1.43)%       (1.49)%        (1.62)%
      3/31/95........        3.73%        2.62%         3.82%          4.45%
      6/30/95........        3.68%        3.16%         4.73%          4.55%
      9/30/95........        0.67%        0.09%         0.62%          1.40%
      12/31/95.......        1.83%        1.89%         2.68%          1.61%
      3/31/96........       (1.70)%      (1.97)%       (2.65)%         0.51%
      6/30/96........       (0.52)%      (0.67)%       (0.84)%         0.34%
      9/30/96........        0.67%        0.33%         0.57%          2.62%
      12/31/96.......        1.55%        0.97%         1.59%          2.16%
      3/31/97........       (1.15)%      (1.35)%       (1.69)%        (0.16)%
      6/30/97........        2.41%        1.39%         2.09%          3.27%
      9/30/97........        1.48%        1.12%         1.72%          3.09%
      12/31/97.......        1.07%        0.94%         0.62%          0.63%
      3/31/98........        0.31%        0.18%         0.35%          2.03%
      6/30/98........        0.38%        0.51%         0.65%         (0.24)%
      9/30/98........        1.21%        3.42%         2.57%         (5.98)%
      12/31/98.......       (0.32)%      (0.91)%       (0.71)%         1.01%
      3/31/99........       (0.12)%      (1.48)%       (1.10)%         0.74%
      6/30/99........       (1.59)%      (1.32)%       (1.95)%        (0.80)%
      9/30/99........       (0.35)%      (0.20)%       (0.58)%        (2.70)%
      12/31/99.......       (0.90)%      (1.39)%       (1.01)%         0.35%
      3/31/00........        0.03%        0.44%        (0.11)%        (3.69)%
      6/30/00........        0.70%        0.25%        (0.10)%        (0.40)%
      9/30/00........        1.71%        0.99%         1.69%         (0.95)%
      12/31/00.......        2.24%        2.17%         1.45%         (6.88)%
      3/30/01........        1.20%        1.39%         2.51%          4.83%
      6/30/01........       (0.11)%      (0.76)%       (0.17)%        (3.42)%
      9/30/01........        3.13%        3.74%         2.97%         (5.31)%
      12/31/01.......       (0.57)%      (0.75)%       (0.36)%         5.14%
      3/31/02........        0.56%       (0.87)%       (0.69)%         1.25%

Sources: Lehman Brothers Inc.; Hyperion Capital Management, Inc.

    In the opinion of the Adviser, Agency MBS have outperformed intermediate maturity Treasury securities and intermediate investment grade corporate bonds during times of rising interest rate environments.

    The table below shows historical annual total returns on Lehman Fixed Rate MBS Index, the Lehman U.S. Treasury Index, the Lehman Corporate Investment Grade Index, the Lehman Aggregate Index, the Lehman U.S. Treasury Intermediate Index and the Lehman Intermediate Corporate Index for 10 years ended December 31, 2001.

         Historical Annual Total Returns on Lehman Fixed Rate MBS Index, the Lehman U.S. Treasury Index, the Lehman Corporate Investment Grade Index,
     the Lehman Aggregate Index, the Lehman U.S. Treasury Intermediate Index
                  and the Lehman Intermediate Corporate Index:
                      For 10 Years Ended December 31, 2001

                                                         Lehman                 Lehman
                               Lehman                   Corporate                U.S.      Lehman
                             Fixed Rate     Lehman     Investment    Lehman    Treasury   Intermed.
                    10 Year      MBS     U.S. Treasury    Grade     Aggregate  Intermed.  Corporate
   Year Ended      Treasury     Index        Index        Index       Index      Index      Index
  ------------    --------------------- -------------  ----------  ---------- ---------  --------
  12/31/92....       6.56%       6.96%       7.21%         8.69%       7.40%     6.95%       8.20%
  12/31/93....      11.87%       6.84%      10.68%        12.16%       9.75%     8.22%      11.13%
  12/31/94....      (7.85)%     (1.61)%     (3.38)%       (3.93)%     (2.92)%   (1.76)%     (2.66)%
  12/31/95....      23.76%      16.80%      18.35%        22.25%      18.47%    14.42%      18.99%
  12/31/96....       0.10%       5.35%       2.70%         3.28%       3.63%     3.98%       3.97%
  12/31/97....      11.26%       9.49%       9.57%        10.23%       9.65%     7.69%       8.36%
  12/31/98....      12.87%       6.96%      10.03%         8.57%       8.69%     8.62%       8.29%
  12/31/99....      (8.43)%      1.86%      (2.56)%       (1.96)%     (0.82)%    0.41%       0.16%
  12/31/00....      14.45%      11.16%      13.52%         9.08%      11.63%    10.26%       9.27%
  12/31/01....       4.04%       8.22%       6.75%        10.31%       8.44%     8.16%       9.60%

Source: Lehman Brothers Inc.

    In the opinion of the Adviser, currently, Agency MBS offers a yield spread relative to Treasury that is above the 10-year average.

    The table below shows the yields on the Lehman Fixed Rate MBS Index and the Lehman U.S. Treasury Intermediate Index, as well as the yield spread between the Indices, observed monthly for the 10 years ended April 30, 2002.

              Historical Yields on the Lehman Fixed Rate MBS Index
                and the Lehman U.S. Treasury Intermediate Index,
          and the Yield Spread Between the Lehman Fixed Rate MBS Index
                and the Lehman U.S. Treasury Intermediate Index:
                   Monthly, for 10 Years Ended April 30, 2002

                                (1)           (2)
                              Lehman        Lehman
                            Fixed Rate   U.S. Treasury      (3)
                                MBS      Intermediate  Yield Spread
                   As of       Index         Index      = (1) - (2)
                ---------   ----------  -------------  ------------
                5/31/92..       7.88%        5.94%          1.94%
                6/30/92..       7.70%        5.63%          2.07%
                7/31/92..       7.59%        5.19%          2.40%
                8/31/92..       7.33%        5.01%          2.31%
                9/30/92..       7.24%        4.70%          2.54%
                10/31/92.       7.73%        5.27%          2.47%
                11/30/92.       7.78%        5.63%          2.15%
                12/31/92.       7.54%        5.37%          2.18%
                1/31/93..       7.24%        4.95%          2.29%
                2/28/93..       6.94%        4.66%          2.29%
                3/31/93..       6.92%        4.68%          2.23%
                4/30/93..       6.91%        4.56%          2.35%
                5/31/93..       6.91%        4.88%          2.03%
                6/30/93..       6.63%        4.59%          2.04%
                7/31/93..       6.65%        4.68%          1.98%
                8/31/93..       6.46%        4.38%          2.08%
                9/30/93..       6.55%        4.38%          2.17%
                10/31/93.       6.51%        4.44%          2.07%
                11/30/93.       6.81%        4.72%          2.08%
                12/31/93.       6.69%        4.73%          1.95%
                1/31/94..       6.44%        4.56%          1.88%
                2/28/94..       6.74%        5.16%          1.59%
                3/31/94..       7.60%        5.74%          1.86%
                4/30/94..       7.94%        6.16%          1.78%
                5/31/94..       7.99%        6.38%          1.61%
                6/30/94..       8.13%        6.53%          1.60%
                7/31/94..       7.85%        6.31%          1.54%
                8/31/94..       7.91%        6.43%          1.48%
                9/30/94..       8.36%        6.88%          1.48%
                10/31/94.       8.38%        7.08%          1.30%
                11/30/94.       8.66%        7.57%          1.09%
                12/31/94.       8.66%        7.73%          0.93%
                1/31/95..       8.36%        7.37%          0.99%
                2/28/95..       7.99%        6.90%          1.09%
                3/31/95..       8.03%        6.92%          1.11%
                4/30/95..       7.87%        6.72%          1.15%
                5/31/95..       7.27%        5.99%          1.28%
                6/30/95..       7.28%        5.93%          1.35%
                7/31/95..       7.40%        6.05%          1.34%
                8/31/95..       7.29%        5.98%          1.31%
                9/30/95..       7.21%        5.95%          1.26%
                10/31/95.       7.11%        5.74%          1.37%
                11/30/95.       6.93%        5.50%          1.43%
                12/31/95.       6.69%        5.32%          1.37%
                1/31/96..       6.63%        5.13%          1.50%
                2/29/96..       7.10%        5.63%          1.48%
                3/31/96..       7.35%        5.96%          1.40%
                4/30/96..       7.57%        6.22%          1.35%
                5/31/96..       7.70%        6.42%          1.28%
                6/30/96..       7.54%        6.29%          1.25%
                7/31/96..       7.62%        6.37%          1.25%
                8/31/96..       7.76%        6.51%          1.25%
                9/30/96..       7.54%        6.27%          1.26%
                10/31/96.       7.24%        5.91%          1.32%
                11/30/96.       7.03%        5.72%          1.31%
                12/31/96.       7.30%        6.03%          1.27%
                1/31/97..       7.27%        6.07%          1.20%
                2/28/97..       7.34%        6.20%          1.14%
                3/31/97..       7.68%        6.58%          1.10%
                4/30/97..       7.47%        6.40%          1.08%
                5/31/97..       7.39%        6.32%          1.07%
                6/30/97..       7.26%        6.21%          1.05%
                7/31/97..       6.91%        5.81%          1.10%
                8/31/97..       7.14%        6.09%          1.05%
                9/30/97..       6.96%        5.91%          1.05%
                10/31/97.       6.77%        5.71%          1.06%
                11/30/97.       6.83%        5.81%          1.01%
                12/31/97.       6.70%        5.70%          1.00%
                1/31/98..       6.52%        5.40%          1.12%
                2/28/98..       6.64%        5.60%          1.05%
                3/31/98..       6.68%        5.65%          1.03%
                4/30/98..       6.65%        5.65%          1.00%
                5/31/98..       6.58%        5.59%          0.99%
                6/30/98..       6.56%        5.53%          1.04%
                7/31/98..       6.58%        5.54%          1.04%
                8/31/98..       6.40%        5.04%          1.36%
                9/30/98..       6.03%        4.41%          1.61%
                10/31/98.       6.39%        4.41%          1.98%
                11/30/98.       6.37%        4.67%          1.70%
                12/31/98.       6.33%        4.68%          1.65%
                1/31/99..       6.23%        4.67%          1.56%
                2/28/99..       6.59%        5.25%          1.34%
                3/31/99..       6.55%        5.14%          1.41%
                4/30/99..       6.57%        5.20%          1.37%
                5/31/99..       6.83%        5.56%          1.28%
                6/30/99..       7.04%        5.65%          1.39%
                7/31/99..       7.30%        5.76%          1.54%
                8/31/99..       7.42%        5.87%          1.55%
                9/30/99..       7.22%        5.77%          1.45%
                10/31/99.       7.23%        5.91%          1.32%
                11/30/99.       7.34%        6.08%          1.26%
                12/31/99.       7.51%        6.34%          1.17%
                1/31/00..       7.83%        6.66%          1.18%
                2/29/00..       7.73%        6.58%          1.15%
                3/31/00..       7.65%        6.41%          1.23%
                4/30/00..       7.76%        6.61%          1.15%
                5/31/00..       7.88%        6.66%          1.22%
                6/30/00..       7.58%        6.35%          1.23%
                7/31/00..       7.58%        6.30%          1.28%
                8/31/00..       7.40%        6.13%          1.27%
                9/30/00..       7.31%        6.01%          1.31%
                10/31/00.       7.29%        5.96%          1.33%
                11/30/00.       7.09%        5.63%          1.47%
                12/31/00.       6.85%        5.21%          1.64%
                1/31/01..       6.59%        4.85%          1.73%
                2/28/01..       6.57%        4.67%          1.90%
                3/31/01..       6.57%        4.49%          2.07%
                4/30/01..       6.68%        4.67%          2.01%
                5/31/01..       6.63%        4.65%          1.98%
                6/30/01..       6.70%        4.67%          2.03%
                7/31/01..       6.37%        4.21%          2.16%
                8/31/01..       6.26%        4.07%          2.19%
                9/30/01..       5.93%        3.45%          2.48%
                10/31/01.       5.48%        3.05%          2.44%
                11/30/01.       6.08%        3.46%          2.62%
                12/31/01.       6.32%        3.67%          2.65%
                1/31/02..       6.20%        3.70%          2.51%
                2/28/02..       5.99%        3.62%          2.37%
                3/31/02..       6.37%        4.24%          2.13%
                4/30/02..       6.03%        3.75%          2.28%

Average Yield Spread over past five years = 1.53%.
Average Yield Spread over past ten years = 1.57%.

Sources: Lehman Brothers Inc., Hyperion Capital Management, Inc.

    Past performance is no guarantee of future results. The foregoing charts are for illustrative purposes only and do not represent the past or future performance of the Fund. Prospective investors should recognize that future performance of the Fund will differ from that of the indexes referenced in this section as such indexes are not (and will not be) subject to the same investment restrictions and limitations imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code, each of which may adversely affect the Fund's performance.

                              FINANCIAL STATEMENTS

Independent Accountants

    PricewaterhouseCoopers LLP is the Fund's independent accountants, providing financial statements audit and tax return preparation services, including audit related reviews of various SEC filings. The address of PricewaterhouseCoopers LLP is 1177 Avenue of the Americas, New York, New York 10036. The Statement of Assets and Liabilities of the Fund as of July 10, 2002 included in this Statement of Additional Information has been so included in reliance on the report of PricewaterhouseCoopers LLP, given on the authority of the firm as experts in auditing and accounting.

The Hyperion Strategic Mortgage Income Fund, Inc.
Statement of Assets and Liabilities
July 10, 2002

Assets:

Cash...............................................................$    100,000
                                                                    ------------
          Total assets.............................................     100,000

Commitments (Notes 1 and 2)........................................ ------------

Net Assets (7,018 shares of $.01 par value common shares issued and outstanding;

50,000,000 shares authorized).......................................$   100,000
                                                                    ============
Net Asset Value Per Share                                           $     14.25
                                                                    ============

-------------------------------------------------------------------


Notes to Financial Statement

1.   The Fund

The Hyperion Strategic Mortgage Income Fund, Inc. (the "Fund") was incorporated as a Maryland corporation on May 17, 2002, and has had no operations to date other than matters relating to its organization and registration as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance of 7,018 of its common shares for $100,000 to Hyperion Capital Management, Inc. (the "Adviser").

Organization expenses relating to the Fund incurred and to be incurred, estimated at $6,000, will be borne by the Adviser. Offering costs, estimated at $523,000, will be paid from the proceeds of the offering and will be charged to the Fund's capital at the time of the issuance of such shares. However, any offering costs over $0.03 per share will be borne by the Adviser.

2.   Investment Advisory Agreements and Affiliated Transactions

The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and will pay all salaries of the Fund's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services which is equal to 0.65% per annum of the Fund's average weekly net assets.

Pursuant to the Advisory Agreement, the Fund has retained the Adviser to manage the investment of the Fund's assets and to provide, with the assistance of Lend Lease Hyperion Capital Advisors, L.L.C. (the "Subadviser" and an affiliate of the Adviser), such investment research, advice and supervision, in conformity with the Fund's investment objectives and policies, as may be necessary for the operations of the Fund. The Adviser is responsible for any fees due to the Subadviser.

The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator entered into a sub-administration agreement with a third party. The Administrator and subadministrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. The Administrator is responsible for any fees due the subadministrator.

Certain officers and/or directors of the Fund are officers and/or directors of the Advisor, Administrator and Subadviser.

                        Report of Independent Accountants


To the Board of Directors and Shareholder of The Hyperion Strategic Mortgage Income Fund, Inc.:


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of The Hyperion Strategic Mortgage Income Fund, Inc. (the "Fund) at July 10, 2002, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
July 15, 2002

                           PART C -- OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

(1) FINANCIAL STATEMENTS - The Statement of Assets and Liabilities as of July 10, 2002 and the supporting notes have been included in the Registration Statement.

     Statements, schedules and historical information other than listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.

(2)      EXHIBITS

         (A)      (1)      Articles of Incorporation of The Hyperion Strategic
                           Mortgage Income Fund, Inc. dated May 17, 2002.*
                  (2)      Certificate of Correction to Articles of
                           Incorporation dated May 22, 2002.**
         (B)      By-laws.*
         (C)      Not applicable
         (D)      (1)      Stock Certificate***
                  (2)      Seed Capital Agreement***
         (E)      Terms and Conditions of Dividend Reinvestment Plan.**
         (F)      Not applicable
         (G)      (1)      Form of Advisory Agreement between Registrant and
                           Hyperion Capital Management, Inc.***
                  (2)      Form of Sub-Advisory Agreement between Hyperion
                           Capital Management, Inc. and Lend Lease Hyperion
                           Capital Advisers, L.L.C.***
         (H)      (1)       Underwriting Agreement
                  (2)       Master Agreement Among Underwriters***
                  (3)       Selected Dealer Agreement***
         (I)      Not applicable
         (J) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company***
         (k)      (1)      Form of Registrar and Transfer Agent Agreement
                           between Registrant and American Stock Transfer &
                           Trust Company***
                  (2)      Form of Administration Agreement between Registrant
                           and Hyperion Capital Management, Inc.***
                  (3)      Form of Subadministration Agreement between Hyperion
                           Capital Management, Inc. and State Street Bank and
                           Trust Company***
         (L)      (1)      Opinion and consent of Sullivan & Worcester LLP
                  (2)      Opinion and consent of Piper Rudnick LLP
         (M)      Not applicable
         (N)      Consent of Pricewaterhouse Coopers LLP***
         (O)      Not applicable
         (P)      Not applicable
         (Q)      Not applicable
         (R)      (1) Code of Ethics for The Hyperion Strategic Mortgage Income
                      Fund, Inc.**
                  (2) Code of Ethics for Hyperion Capital Management, Inc.**
                  (3) Code of Ethics for Lend Lease Hyperion Capital Advisors,
                      LLC.**

* Filed with Registrant's Registration Statement on Form N-2 on May 22, 2002 (File No. 333-88788).
** Filed with Registrant's Pre-Effective Amendment No. 1 to its Registration
   Statement on Form N-2 on June 20, 2002.
*** Filed with Registrant's Pre-Effective Amendment No. 2 to its Registration
    Statement on Form N-2 on July 18, 2002.

ITEM 25.   MARKETING ARRANGEMENTS

         See Exhibit (H) of Item 24(2) of this Registration Statement.

ITEM 26.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the expenses to be incurred in connection with the issuance and distribution of securities described in this Registration Statement:

Registration fees                                              $     5,520
National Association of Securities Dealers, Inc. fee           $     8,000
New York Stock Exchange listing fee                            $    35,000
Printing (other than stock certificates)                       $   200,000
Accounting fees and expenses                                   $     7,000
Legal fees and expenses                                        $   122,000
Underwriter expense reimbursement                              $   125,000
Miscellaneous                                                  $    20,000
                                                               -----------
Total                                                          $   522,520
                                                               ===========

ITEM 27.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 28.   NUMBER OF HOLDERS OF SECURITIES (as of July 15, 2002)


TITLE OF CLASS                                       NUMBER OF RECORD HOLDERS
--------------                                            -------------
Common Stock                                                   1


ITEM 29.  INDEMNIFICATION

         Under Registrant's Articles of Incorporation and By-Laws, the directors and officers of Registrant will be indemnified to the fullest extent allowed and in the manner provided by Maryland law and applicable provisions of the Investment Company Act of 1940, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided to any officer or director against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Charter of a Maryland Corporation may expand or limit the extent to which directors or officers may be personally liable to the Corporation or its shareholders for money damages in certain instances. The Registrant's Articles of Incorporation provide that, to the fullest extent permitted by Maryland law, as it may be amended or interpreted from time to time, no director or officer of the Registrant shall be personally liable to the Registrant or its shareholders for money damages. The Registrant's Articles of Incorporation also provide that no amendment of the Registrant's Articles of Incorporation or repeal of any of its provisions shall limit or eliminate any of the benefits provided to directors and officers in respect of any act or omission that occurred prior to such amendment or repeal.

         The Underwriting Agreement filed in response to Item 24 (2)(h) contains provisions requiring indemnification of the Registrant's underwriters by the Registrant.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The description of the business of Hyperion Capital Management, Inc. and Lend Lease Hyperion Capital Advisers, L.L.C. is set forth under the caption "MANAGEMENT OF THE FUND" in the Prospectus and "THE ADVISER, SUBADVISER AND ADMINISTRATOR" in the Statement of Additional Information forming part of this Registration Statement.

         The information as to the Directors and officers of Hyperion Capital Management, Inc. set forth in Hyperion Capital Management, Inc.'s Form ADV filed with the Securities and Exchange Commission on July 9, 2002 (File No. 801-34605) and as amended through the date hereof is incorporated herein by reference. The information as to the Directors and officers of Lend Lease Hyperion Capital Advisers, L.L.C. set forth in Lend Lease Hyperion Capital Adviser's L.L.C. Form ADV filed with the Securities and Exchange Commission on July 17, 2002 (File No. 801-49350) and as amended through the date hereof is incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Registrant:                The Hyperion Strategic Mortgage Income Fund, Inc.
                           One Liberty Plaza, 165 Broadway, 36th Floor
                           New York, New York   10006-1404

Investment Adviser:        Hyperion Capital Management, Inc.
                           One Liberty Plaza, 165 Broadway, 36th Floor
                           New York, New York   10006-1404

Investment                 Lend Lease Hyperion Capital Advisers, L.L.C.
Subadviser:                One Liberty Plaza, 165 Broadway, 36th Floor
                           New York, New York   10006-1404

Transfer Agent for         American Stock Transfer & Trust Company, Inc.
Common Stock:              6201 15th Avenue
                           Brooklyn, New York  11219

Custodian and Fund         State Street Bank and Trust Company
Accounting Agent:          Two Avenue de Lafayette
                           Boston, Massachusetts  02105

ITEM 32.   MANAGEMENT SERVICES

Not applicable.

ITEM 33.   UNDERTAKINGS

(a) Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if:

     (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or

     (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.


(b)  Registrant hereby undertakes:

     (1) that for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

     (2) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (4) to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. Further, if any public offering by the underwriters of the securities registered herein is to be made on terms differing from those set forth on the cover page of the prospectus included in this Registration Statement, the Registrant shall undertake to file a post-effective amendment to set forth the terms of such offering.

     (5) to send by first class mail or by other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 22nd day of July, 2002.

                               THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.

                                   By: /s/ CLIFFORD E. LAI
                                      ------------------------------------------
                                       CLIFFORD E. LAI
                                       President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         SIGNATURE                                   TITLE                              DATE
         ---------                                   -----                              ----

/s/ CLIFFORD E. LAI                         President (Principal Executive
------------------------------------
CLIFFORD E. LAI                             Officer)                                  July 22, 2002

/s/ LEWIS S. RANIERI**                      Chairman and Director                     July 22, 2002
------------------------------------
LEWIS S. RANIERI

/s/ ROBERT F. BIRCH**                       Director                                  July 22, 2002
------------------------------------
ROBERT F. BIRCH

/s/ RODMAN L. DRAKE**                       Director                                  July 22, 2002
------------------------------------
RODMAN L. DRAKE

/s/ HARRY E. PETERSEN, JR.**                Director                                  July 22, 2002
----------------------------
HARRY E. PETERSEN, JR.

/s/ LEO M. WALSH, JR.**                     Director                                  July 22, 2002
------------------------------------
LEO M. WALSH, JR.

/s/ JOHN H. DOLAN*                          Vice-President                            July 22, 2002
------------------------------------
JOHN H. DOLAN


/s/ PATRICIA A. SLOAN**                     Vice President                            July 22, 2002
------------------------------------
PATRICIA A. SLOAN


/s/ THOMAS F. DOODIAN*                      Treasurer (Principal Financial
------------------------------------        and Accounting Officer)                   July 22, 2002
THOMAS F. DOODIAN

/s/ JOSEPH TROPEANO*                        Secretary                                 July 22, 2002
------------------------------------
JOSEPH TROPEANO


* Signed pursuant to Power of Attorney in Registrant's Registration Statement on Form N-2 filed on May 22, 2002.
** Signed pursuant to Power of Attorney in Registrant's Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 filed on June 20, 2002.

                                  EXHIBIT INDEX



Exhibit No.                     Description of Exhibit

(H)      (1)                    Underwriting Agreement

(L)      (1)                    Opinion and consent of Sullivan & Worcester LLP
         (2)                    Opinion and consent of Piper Rudnick LLP